UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )
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Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12
THIRD POINT REINSURANCE LTD.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
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Point House
3 Waterloo Lane
Pembroke HM 08, Bermuda
March 27, 2019
Dear Shareholder:
We cordially invite you to attend Third Point Reinsurance Ltd.’s 2019 Annual General Meeting of Shareholders. The meeting will be held on Wednesday, May 8, 2019, at 10:00 a.m., Atlantic Daylight Time, at the Executive Boardroom, “The WaterFront Residence”, 11 Waterloo Lane, Pembroke HM 08, Bermuda.
Details regarding admission to the Annual General Meeting and the business to be conducted at the Annual General Meeting are described in the accompanying Notice of Annual General Meeting of Shareholders and Proxy Statement.
Your vote is important. At the meeting, shareholders will vote on a number of important matters. Please take the time to carefully read each of the proposals described in the attached Proxy Statement.
Thank you for your support of Third Point Reinsurance Ltd.
Sincerely,

/s/ Joshua L. Targoff

Joshua L. Targoff
Chairman of the Board

Point House
3 Waterloo Lane
Pembroke HM 08, Bermuda

NOTICE OF 2019 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 8, 2019

To Our Shareholders:

The 2019 Annual General Meeting (the “Annual General Meeting”) of Third Point Reinsurance Ltd. (the “Company”) will be held at 10:00 a.m., Atlantic Daylight Time, on Wednesday, May 8, 2019, at the Executive Boardroom, “The WaterFront Residence” 11 Waterloo Lane, Pembroke HM 08, Bermuda, and at any adjournments or postponements thereof. The Annual General Meeting is called for the following purposes:

1.	To elect two Class III directors to serve for a term expiring in 2022, or until their respective office shall otherwise be vacated pursuant to the Company’s Bye-laws.

2.	To elect certain individuals as Designated Company Directors (as defined in this Proxy Statement) of certain of our non-U.S. subsidiaries, as required by our Bye-laws.

3.
To appoint Ernst & Young Ltd., an independent registered public accounting firm, as our independent auditor to serve until the Annual General Meeting to be held in 2020, and to authorize our Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration.

In addition, we will consider any other business as may properly come before the Annual General Meeting and any adjournments or postponements thereof.
Our audited financial statements as of, and for the year ended, December 31, 2018, as approved by our Board of Directors, will be presented at the Annual General Meeting, pursuant to the provisions of the Companies Act 1981 of Bermuda, as amended, and the Company’s Bye-laws.
You are entitled to vote at the Annual General Meeting and at any adjournments or postponements thereof if you were a shareholder of record at the close of business on March 6, 2019 (the “Record Date”).
Your vote is very important. Whether or not you plan to attend the meeting in person, please vote by submitting your proxy or voting instructions using one of the voting methods described in the accompanying materials to ensure that your shares are represented at the Annual General Meeting. We encourage you to take advantage of our telephone or internet voting options. Please note that submitting a proxy using either of these methods will not prevent you from attending the Annual General Meeting and voting in person.
This year, we will rely on the U.S. Securities and Exchange Commission’s (the “SEC”) “notice and access” rules that will permit us to electronically deliver proxy materials to some or all of our shareholders. These rules allow us to provide our shareholders with the information they need while lowering our printing and mailing costs, reducing the impact on the environment and more efficiently complying with our obligations under the federal securities laws. On or about March 27, 2019, we mailed a Notice of Internet Availability of Proxy Materials to our shareholders containing instructions on how to access our Proxy Statement and Annual Report and vote online or how to request a paper copy of the Proxy Statement and Annual Report, if desired. Shareholders who receive that notice will not receive a Proxy Card by mail unless they request one by following the instructions contained in the notice received, or below in the accompanying Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting to be held on Wednesday, May 8, 2019: Third Point Reinsurance Ltd.’s Proxy Statement and 2018 Annual Report to Shareholders are available at: www.thirdpointre.com/investors/financial-information/financial-reports.

This Proxy Statement and the accompanying Proxy Card, Notice of Annual General Meeting of Shareholders, and the 2018 Annual Report to Shareholders (the “Annual Report”) were filed with the SEC on March 27, 2019 and a Notice of Internet Availability of Proxy Materials was first mailed on or about March 27, 2019 to shareholders of record on the Record Date.

By Order of the Board of Directors, /s/ Janice R. Weidenborner Janice R. Weidenborner Executive Vice President, Group General Counsel and Secretary

i

Corporate Governance Guidelines and Code of Business Conduct and Ethics	18
Environmental and Social Responsibility	18
Director Nominating Process and Diversity	18
Communications with the Board of Directors	20
Executive Sessions	20
Outside Advisors	20
Attendance at Annual General Meeting	20
Compensation Committee Interlocks and Insider Participation	20
Section 16(a) Beneficial Ownership Reporting Compliance	21
Report of the Audit Committee	21
Fees Paid to Ernst & Young Ltd.	22
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm Appointed as our Independent Auditor	22
EXECUTIVE COMPENSATION	24
Compensation Discussion and Analysis	24
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards for Fiscal Year 2018 Table	37
Outstanding Equity Awards at Fiscal Year-End 2018	41
Potential Payments Upon Termination or Change in Control	42
Compensation of Directors for Fiscal Year 2018	45
Compensation Risk Assessment	46
BENEFICIAL OWNERSHIP OF THE COMPANY’S COMMON SHARES	47
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	50
Policies and Procedures for Related Person Transactions	50
Related Person Transactions	50
CERTAIN SUBSIDIARIES - DESIGNATED COMPANY DIRECTORS	60
PROPOSAL NO. 1 ELECTION OF DIRECTORS	62
PROPOSAL NO. 2 ELECTION OF DESIGNATED COMPANY DIRECTORS OF SUBSIDIARIES	63
PROPOSAL NO. 3 APPOINTMENT OF ERNST & YOUNG LTD., AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS OUR INDEPENDENT AUDITOR	64
HOUSEHOLDING OF PROXY MATERIALS	65
OTHER MATTERS	65
REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF SHAREHOLDERS	65
PROXY CARD	67

ii

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL GENERAL MEETING

Q:    Why am I receiving these materials?

A:
We are providing these proxy materials to you in connection with the solicitation by the Board of Directors of Third Point Reinsurance Ltd. of proxies to be voted at the Company’s Annual General Meeting and at any adjournments or postponements thereof. Because you were a Third Point Reinsurance Ltd. shareholder as of the close of business on the Record Date, our Board of Directors has made this Proxy Statement and Proxy Card available to you on the internet, in addition to delivering printed versions of this Proxy Statement and Proxy Card to certain shareholders by mail. This Proxy Statement provides notice of the Annual General Meeting, describes the three proposals presented for shareholder action and includes information required to be disclosed to shareholders.

Q:	Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a printed set of proxy materials?

A:
Pursuant to rules adopted by the SEC, we are permitted to furnish our proxy materials over the internet to our shareholders by delivering a Notice of Internet Availability of Proxy Materials (“Notice”) in the mail. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review the Proxy Statement and Annual Report over the internet at www.envisionreports.com/TPRE. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting these materials contained in the Notice.

Shareholders who receive a printed set of proxy materials will not receive the Notice, but may still access our proxy materials and submit their proxies over the internet at www.envisionreports.com/TPRE.
Q:    How do I get electronic access to the proxy materials?

A:
If you are a shareholder of record, you may elect to receive future annual reports or proxy statements electronically by visiting www-us.computershare.com/Investor and sign up, or while voting via the internet click the box to give your consent.  If you hold your shares in street name, you should contact your broker, bank or other nominee for information regarding electronic delivery of proxy materials.

An election to receive proxy materials electronically will remain in effect for all future annual general meetings unless revoked. Shareholders requesting electronic delivery may incur costs, such as telephone and internet access charges, that must be borne by the shareholder.

Q:    What proposals will be voted on at the Annual General Meeting?

A:	There are three proposals scheduled to be voted on at the Annual General Meeting:

•	To elect two Class III directors to serve for a term expiring in 2022, or until their respective office shall otherwise be vacated pursuant to our Bye-laws;

•	To elect certain individuals as Designated Company Directors of certain of our non-U.S. subsidiaries, as required by our Bye-laws; and

•
To appoint Ernst & Young Ltd., an independent registered public accounting firm, as our independent auditor to serve until the annual general meeting to be held in 2020 and to authorize our Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration.

Q:    What is the Board of Directors’ voting recommendation?

A:	The Company’s Board of Directors recommends that you vote your shares:

•	“FOR” the election of each of the nominees to the Board of Directors;

•	“FOR” the election of the Designated Company Directors; and

•
“FOR” the appointment of Ernst & Young Ltd., an independent registered public accounting firm, as the Company’s independent auditor to serve until the annual general meeting to be held in 2020, and to authorize our Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration.

Q:    Who is entitled to vote?

A:
All shares owned by you as of the Record Date, which is the close of business on March 6, 2019, may be voted by you, subject to certain restrictions on “controlled shares” described under the heading, “Will I be entitled to vote all of my shares at the Annual General Meeting?” below. You may cast one vote per common share that you held on the Record Date. These shares include shares that are:

•	held directly in your name as the shareholder of record; and

•	held for you as the beneficial owner through a broker, bank or other nominee.
Holders of warrants are not entitled to vote at the Annual General Meeting unless those warrants have been exercised and converted into shares as of the Record Date.
On the Record Date, Third Point Reinsurance Ltd. had approximately 94,292,914 common shares outstanding, including 2,524,108 restricted shares.
Q:    Will I be entitled to vote all of my shares at the Annual General Meeting?

A:
If your shares are treated as “controlled shares” (as determined pursuant to sections 957 and 958 of the Internal Revenue Code of 1986, as amended (the “Code”)) of any United States (“U.S.”) person (that owns shares directly or indirectly through non-U.S. entities) and such controlled shares constitute 9.5% or more of the votes conferred by our issued shares, the voting rights related to the controlled shares owned by such U.S. Person (as defined in our Bye-laws) will be limited, in the aggregate, to a voting power of less than 9.5%, under a formula specified in our Bye-laws. The formula is applied repeatedly until the voting power of all 9.5% shareholders (as defined in our Bye-laws) has been reduced to less than 9.5%. In addition, our Board of Directors may limit a shareholder’s voting rights when it deems it appropriate to do so to: (i) avoid the existence of any 9.5% shareholder; and (ii) avoid certain material adverse tax, legal or regulatory consequences to us, any of our subsidiaries or any direct or indirect shareholder or its affiliates. “Controlled shares” include, among other things, all shares that a U.S. Person is deemed to own directly, indirectly or constructively (within the meaning of section 958 of the Code). The amount of any reduction of votes that occurs by operation of the above limitations will generally be reallocated proportionately among our other shareholders whose shares were not “controlled shares” of the 9.5% shareholder so long as such reallocation does not cause any person to become a 9.5% shareholder. The applicability of the voting power reduction provisions to any particular shareholder depends on facts and circumstances that may be known only to the shareholder or related persons. Accordingly, we request that any holder of shares with reason to believe that they are a 9.5% shareholder, contact us promptly so that we may determine whether the voting power of such holder’s shares should be reduced. By submitting a proxy, a holder of shares will be deemed to have confirmed that, to their knowledge, they are not, and are not acting on behalf of, a 9.5% shareholder. The Board of Directors of the Company is empowered to require any shareholder to provide information as to that shareholder’s beneficial ownership of shares, the names of persons having beneficial ownership of the shareholder’s shares, relationships with other shareholders or any other facts the Board of Directors may consider relevant to the determination of the number of shares attributable to any person. The Board of Directors may disregard the votes attached to shares of any holder who fails to respond to such a request or who, in their judgment, submits incomplete or inaccurate information. The Board of Directors retain certain discretion to make such final adjustments that they consider fair and reasonable in all the circumstances as to the aggregate number of votes attaching to the shares of any shareholder to ensure that no person shall be a 9.5% shareholder at any time.

Q:    What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:
Many of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.

Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Computershare, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being made available to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to certain officers of Third Point Reinsurance Ltd. or to vote in person at the Annual General Meeting. You may vote on the internet or by telephone, or by mail if you received a Proxy Card by mail, as described below under the heading “How can I vote my shares without attending the Annual General Meeting?”.
Beneficial Owner. If your shares are held in an account at a broker, bank or other nominee, like many of our shareholders, you are considered the beneficial owner of shares held in street name, and these proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares, and you are also invited to attend the Annual General Meeting.
Since a beneficial owner is not the shareholder of record, you may not vote your shares in person at the Annual General Meeting unless you obtain a “legal proxy” from the broker, bank, or other nominee that is the shareholder of record of your shares giving you the right to vote the shares at the Annual General Meeting. If you do not wish to vote in person or you will not be attending the Annual General Meeting, you may vote by proxy. This is done by proxy by completing, signing and returning the proxy card or over the internet or by telephone, as described below under the heading “How can I vote my shares without attending the Annual General Meeting?”.

Q:    How can I vote my shares in person at the Annual General Meeting?

A:
Shareholder of Record. Shares held directly in your name as the shareholder of record may be voted in person at the Annual General Meeting. If you choose to vote your shares in person at the Annual General Meeting, please bring proof of identification, such as a driver’s license or passport. Even if you plan to attend the Annual General Meeting, the Company recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual General Meeting.

Beneficial Owner. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the shareholder of record giving you the right to vote the shares.

Q:    What must I do if I want to attend the Annual General Meeting in person?

A:
Attendance at the Annual General Meeting is limited to individuals who were shareholders as of the Record Date and admission will be on a first-come, first-served basis. Registration and seating will begin at 9:45 a.m., Atlantic Daylight Time, on the date of the Annual General Meeting. Each shareholder will be asked to present proof of identification, such as a driver’s license or passport, prior to admission to the Annual General Meeting. Beneficial owners of shares held in street name will need to bring proof of share ownership as of the Record Date, such as a bank or brokerage firm account statement or a letter from the intermediary holding your shares. Cameras, phones, recording devices and other electronic devices will not be permitted at the Annual General Meeting.

Q:    How can I vote my shares without attending the Annual General Meeting?

A:
Whether you hold your shares directly as the shareholder of record or beneficially own your shares in street name, you may direct your vote without attending the Annual General Meeting by voting in one of the following manners:

•
Internet. Go to the website listed on your proxy card or voting instruction card and follow the instructions there. You will need the control number included on your proxy card or voting instruction form;

•	Telephone. Dial the number listed on your proxy card or your voting instruction form. You will need the control number included on your proxy card or voting instruction form; or

•	Mail. Complete and sign your proxy card or voting instruction card and mail it using the enclosed, prepaid envelope.

If you vote on the internet or by telephone, you do not need to return your proxy card or voting instruction card. Internet and telephone voting for shareholders will be available 24 hours a day, and will close at 5:00 p.m., Atlantic Daylight Time, on May 7, 2019.

Q:    What is the quorum requirement for the Annual General Meeting?

A:
A quorum is necessary to hold a valid annual general meeting. At the Annual General Meeting two or more persons present in person throughout the meeting and representing in person or by proxy in excess of 50% of the total issued voting shares in the Company throughout the meeting shall form a quorum for the transaction of business, provided, however that no shareholder may participate in any general meeting during which that shareholder (or, if any shareholder is an entity, its representative) is physically present in the U.S. Abstentions and broker non-votes are counted as present for determining whether a quorum exists. A broker non-vote occurs when an intermediary holding shares for a beneficial owner does not vote on a particular proposal because the intermediary does not have discretionary voting power for that particular proposal and has not received instructions from the beneficial owner.

Q:    What happens if I do not give specific voting instructions?

A:
Shareholder of Record. If you are a shareholder of record and you submit a signed proxy card or submit your proxy by telephone or the internet but do not specify how you want to vote your shares on a particular proposal, then the proxy holders will vote your shares in accordance with the recommendation of the Board of Directors on all matters presented in this Proxy Statement. With respect to any other matters properly presented for a vote at the Annual General Meeting, the proxy holders will vote your shares in accordance with their best judgment.

Beneficial Owner. If you are a beneficial owner of shares held in street name and do not provide the broker, bank or other nominee that holds your shares with specific voting instructions, under the rules of the New York Stock Exchange (the “NYSE”), the broker, bank or other nominee that holds your shares may generally vote on routine matters but cannot vote on non-routine matters such as the election of directors. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the broker, bank or other nominee that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” Therefore, we urge you to give voting instructions to your broker. Shares represented by such broker non-votes will be counted in determining whether there is a quorum. Because broker non-votes are not considered entitled to vote, they will have no effect on the outcome other than reducing the number of shares present in person or by proxy and entitled to vote from which a majority is calculated.

Q:    Which proposals are considered “routine” or “non-routine”?

A:
The appointment of Ernst & Young Ltd., an independent registered public accounting firm, as our independent auditor to serve until the annual general meeting to be held in 2020, and the authorization of the Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration (Proposal No. 3) is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 3. The election of directors, and the election of the Designated Company Directors (Proposal Nos. 1 and 2) are matters considered non-routine under applicable rules. A broker, bank or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal Nos.1 and 2.

Q:    What is the voting requirement to approve each of the proposals?

A:
Two Class III directors have been nominated for election at the Annual General Meeting to hold office until the 2022 annual general meeting or until their respective office shall otherwise be vacated pursuant to our Bye-laws (Proposal No. 1). Each director will be elected by a plurality of the votes cast in the election of directors at the Annual General Meeting, either in person or represented by properly authorized proxy. This means that the two nominees who receive the largest number of “for” votes cast will be elected as directors. Abstentions and broker non-votes will have no effect on this proposal.

In accordance with Bermuda law, only votes cast “for” a matter constitute affirmative votes. A properly executed proxy marked “abstain” with respect to Proposal Nos. 2 and 3 will not be voted, although it will be counted for purposes of determining whether there is a quorum. Since abstentions will not be votes cast “for” Proposal Nos. 2 and 3 they will have the same effect as negative votes or votes against that matter. Broker non-votes will have no effect on these proposals.
Q:    What does it mean if I receive more than one proxy or voting instruction card?

A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:    Who will count the votes?

A:	A representative of Computershare will tabulate the votes and act as the inspector of election.

Q:    Can I revoke my proxy or change my vote?

A:	Yes. You may revoke your proxy or change your voting instructions at any time prior to the vote at the Annual General Meeting by:

•	providing written notice to the Secretary of the Company;

•	delivering a valid, later-dated proxy or a later-dated vote on the internet or by telephone; or

•	attending the Annual General Meeting and voting in person.

Please note that your attendance at the Annual General Meeting in person will not cause your previously granted proxy to be revoked unless you specifically so request. Shares held in street name may be voted in person by you at the Annual General Meeting only if you obtain a signed proxy from the shareholder of record giving you the right to vote the shares.

Q:    Who will bear the cost of soliciting votes for the Annual General Meeting?

A:
Third Point Reinsurance Ltd. will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic and facsimile transmission by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. In addition, the Company may reimburse its transfer agent, brokerage firms and other persons representing beneficial owners of Third Point Reinsurance Ltd.’s common shares for their expenses in forwarding solicitation material to such beneficial owners. The Company has retained Georgeson LLC to assist in the solicitation of proxies for a customary fee plus reasonable expenses.

Q:    Is my vote confidential?

A:
Yes. The Company encourages shareholder participation in corporate governance by ensuring the confidentiality of shareholder votes. The Company has designated Computershare, the Company’s independent transfer agent and registrar, to receive and tabulate shareholder votes. Your vote on any particular proposal will be kept confidential and will not be disclosed to the Company or any of its officers or employees except: (i) where disclosure is required by applicable law; (ii) where disclosure of your vote is expressly requested by you; or (iii) where the Company concludes in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots or votes, or as to the accuracy of any tabulation of such proxies, ballots or votes. However, aggregate vote totals will be disclosed to the Company from time to time and publicly announced at the Annual General Meeting.

Q:    How can I obtain a copy of Third Point Reinsurance Ltd.’s Annual Report on Form 10-K?

A:
The Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the SEC, is available to shareholders free of charge on Third Point Reinsurance Ltd.’s website at http://www.thirdpointre.com or by writing to Third Point Reinsurance Ltd., Investor Relations, Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda or via email at investor.relations@thirdpointre.bm. The Company’s 2018 Annual Report to Shareholders, which includes such Form 10-K, accompanies this Proxy Statement.

Q:    Where can I find the voting results of the Annual General Meeting?

A:
Third Point Reinsurance Ltd. will announce preliminary voting results at the Annual General Meeting and publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual General Meeting.

Point House
3 Waterloo Lane
Pembroke HM 08, Bermuda
PROXY STATEMENT
The Board of Directors (the “Board of Directors” or “Board”) of Third Point Reinsurance Ltd. (the “Company”, “Third Point Re”, “we”, “us”, or “our”) is soliciting your proxy to vote at the 2019 Annual General Meeting of Shareholders to be held on May 8, 2019, at 10:00 a.m., Atlantic Daylight Time, and any adjournments or postponements of that meeting. The Annual General Meeting will be held at the Executive Boardroom, “The WaterFront Residence”, 11 Waterloo Lane, Pembroke HM 08, Bermuda. A Notice of Internet Availability of Proxy Materials, or this Proxy Statement and the accompanying Proxy Card, Notice of 2019 Annual General Meeting of Shareholders, and the 2018 Annual Report to Shareholders, were first mailed on or about March 27, 2019, to shareholders of record as of March 6, 2019 (the “Record Date”).
EXPLANATORY NOTES
Unless the context otherwise indicates or requires, as used in this Proxy Statement references to “Third Point Re”, “we”, “us”, “our”, and the “Company”, refer to Third Point Reinsurance Ltd. and its directly and indirectly owned subsidiaries, including Third Point Reinsurance Company Ltd. (“Third Point Re BDA”) and Third Point Reinsurance (USA) Ltd. (“Third Point Re USA”), as a combined entity, except where otherwise stated or where it is clear that the terms mean only Third Point Reinsurance Ltd. exclusive of its subsidiaries. We refer to Third Point Re (USA) Holdings, Inc. as “TPRUSA”. We also refer to Third Point Enhanced LP as “TP Fund”.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Board of Directors

The Company’s business and affairs are managed under the direction of the Board of Directors, which is the Company’s ultimate decision-making body, except with respect to those matters reserved for the Company’s shareholders. The Board of Directors’ mission is to maximize long-term shareholder value. The Board of Directors establishes the Company’s overall corporate policies, evaluates the Company’s Chief Executive Officer and the senior leadership team and acts as an advisor and counselor to senior management. The Board of Directors also oversees the Company’s business strategy and planning, as well as the performance of management in executing the Company’s business strategy, assessing and managing risks and managing the Company’s day-to-day operations.

Executive Officers

Our executive officers are appointed by and serve at the discretion of the Board of Directors. The biographical information for our executive officers is provided below. The ages of our executive officers are as of February 28, 2019.

J. Robert Bredahl, 56. Mr. Bredahl is the President and Chief Executive Officer of Third Point Reinsurance Ltd. and has served in this position since March 1, 2017. He also serves as Chief Executive Officer of Third Point Reinsurance (USA) Ltd. and has served in this position since August 3, 2017. In addition, Mr. Bredahl was appointed to serve as a Class II Director of the Company on December 22, 2017. From November 24, 2015, to August 2, 2017, Mr. Bredahl served as the Chief Executive Officer of Third Point Reinsurance Company Ltd. From November 10, 2014, to February 28, 2017, Mr. Bredahl served as our President and Chief Operating Officer, prior to which Mr. Bredahl served as the Chief Financial Officer and Chief Operating Officer of the Company from January 26, 2012, and as the President and

Chief Underwriting Officer of Third Point Reinsurance Company Ltd. until March 1, 2015, and March 1, 2017, respectively. Prior to joining the Company, Mr. Bredahl was the Chief Executive Officer of Aon Benfield Securities, Aon’s Investment Banking Group, and the President of the Americas division of Aon Benfield, the premier reinsurance intermediary and capital advisor, from November 2008 to January 2012. Prior to Aon’s acquisition of Benfield in November 2008, Mr. Bredahl held various senior level positions at Benfield and at the time of acquisition was Chief Executive Officer of Benfield U.S. Inc. and of Benfield Advisory. Prior to joining Benfield in March 2002, he served as Chief Executive Officer of Inreon PLC and Managing Director and Head of U.S. Derivative Sales for Barclays Capital. Mr. Bredahl earned a Bachelor of Arts degree in Economics from Middlebury College. While at Aon Benfield Securities he held several securities licenses, including the Series 24, Series 7 and Series 63.

Justin J. Brenden, 35. Mr. Brenden is the Chief Reserving Actuary of Third Point Reinsurance Ltd., and has served in this position since November 2018. From February 2015, Mr. Brenden served as the Chief Reserving Actuary of Third Point Reinsurance Company Ltd. Prior to joining Third Point Re in June 2012, Mr. Brenden served as an Actuarial Manager for Ernst & Young LLP in their New York, NY office from 2005 to 2012. During his time at Ernst & Young, LLP, he specialized in loss reserving for reinsurance and insurance companies with a focus on the Bermuda reinsurance market. Mr. Brenden is currently a Member of the Executive Council of the Casualty Actuarial Society. He earned an undergraduate degree with a triple major in actuarial science, risk management, and finance from the University of Wisconsin-Madison in 2005. He holds the credentials of Fellow of the Casualty Actuarial Society (US), Fellow of the Institute and Faculty of Actuaries (UK), and Member of the American Academy of Actuaries.

Nicholas J. D. Campbell, 50. Mr. Campbell is our Chief Risk Officer and has served in this position since November 5, 2014. Mr. Campbell also serves as Executive Vice President, Underwriting of Third Point Reinsurance Company Ltd. and has done so since May 3, 2017, prior to which he served as Senior Vice President, Underwriting from December 17, 2013, when he joined the Company. From May 2012 to July 2013, Mr. Campbell served as the Chief Risk Officer for Endurance Specialty Holdings Ltd. Mr. Campbell also served as Senior Vice President, Head of Specialty Treaty Reinsurance with Endurance Specialty Insurance Ltd. from November 2009 to June 2012. Prior to this, Mr. Campbell held several roles in the reinsurance industry, including Senior Vice President and Chief Actuary with ACE Capital Re International Ltd. and Vice President and Actuary with Centre Solutions Bermuda and Actuarial Consultant with Towers Perrin in the UK. Mr. Campbell is a graduate of Cambridge University, a Fellow of the Institute of Actuaries and a Member of the American Academy of Actuaries.

Christopher S. Coleman, 45. Mr. Coleman is our Chief Financial Officer and has served in this position since November 10, 2014, prior to which Mr. Coleman was the Chief Accounting Officer of the Company, in which position he served from April 1, 2013. He also serves as Chief Operating Officer of Third Point Reinsurance Company Ltd. and has done so since February 27, 2019. Prior to joining the Company, Mr. Coleman was the Chief Financial Officer of Alterra Bermuda Limited, the principal operating subsidiary of Alterra Capital Holdings Limited (“Alterra”). Prior to Max Capital Group Ltd.’s acquisition of Harbor Point Limited to form Alterra in May 2010, Mr. Coleman was the Senior Vice President, Chief Accounting Officer of Harbor Point Limited. Mr. Coleman joined Harbor Point Limited in March 2006. From 2002 to 2006, Mr. Coleman worked for PricewaterhouseCoopers in Bermuda as a Senior Manager within the audit and advisory practice specializing in clients in the insurance and reinsurance industry. Mr. Coleman started his career with Arthur Andersen in 1995 working in the Hartford office before relocating to the Bermuda office in 2001. Mr. Coleman graduated from Central Connecticut State University in 1995 with a Bachelor of Science degree in Accounting. Mr. Coleman is a Certified Public Accountant and a Chartered Professional Accountant and is a member of the American Institute of Certified Public Accountants and the Institute of Chartered Professional Accountants of Bermuda.

Manoj K. Gupta, 43. Mr. Gupta is the President of Third Point Reinsurance (USA) Ltd. and has served in this position since August 3, 2017. He also serves as Head of Investor Relations for the Company. From March 1, 2017 to August 2, 2017, Mr. Gupta served as Executive Vice President, Underwriting of Third Point Reinsurance (USA) Ltd. Mr. Gupta served as the Senior Vice President, Underwriting of Third Point Reinsurance Company Ltd. from April 16, 2012, until April 1, 2016, and held the position of Lead Portfolio Manager of Third Point Reinsurance Investment Management Ltd. from June 15, 2012, until February 15. 2016. Prior to joining the Company Mr. Gupta was the lead portfolio manager for catastrophe reinsurance at Goldman Sachs Asset Management (“GSAM”), one of the world’s largest asset management firms and a subsidiary of Goldman Sachs Group. During his tenure at GSAM from October 2006 until April 2012, Mr. Gupta launched three standalone catastrophe risk funds and also placed reinsurance risk within the firm’s multi-strategy hedge funds. Prior to joining GSAM, Mr. Gupta was a leader of reinsurance broker Benfield’s alternative capacity and credit risk solutions efforts. Prior to joining Benfield in April 2003, Mr. Gupta was head of business development and strategic planning at Inreon, a reinsurance trading platform co-sponsored by Swiss Re and Munich Re, and a management consultant for McKinsey & Company. Mr. Gupta graduated from University of Waterloo with a Bachelor of Applied Science in Electrical Engineering.

Yan Leclerc, 41. Mr. Leclerc is our Chief Accounting Officer and has served in this position since March 1, 2017, prior to which Mr. Leclerc was the Financial Controller of the Company, in which position he served from May 1, 2014.  Prior to joining the Company, he served as Assistant Controller at Renaissance Re from April 2013 to April 2014, at Alterra Bermuda Limited in various positions (including Financial Controller and Assistant Controller) from 2010 until March 2013, and at Harbor Point Re Limited in various positions (including Vice President and Assistant Controller) from 2006 to 2010.  Mr. Leclerc started his career at Grant Thornton in Quebec, Canada before moving to Bermuda with PricewaterhouseCoopers in 2004.  Mr. Leclerc is a Chartered Professional Accountant and is a member of the Chartered Professional Accountants of Bermuda and the Chartered Professional Accountants of Quebec, Canada.  Mr. Leclerc graduated from Laval University in 2003 with a Bachelor of Administration and obtained a post-graduate diploma in accounting in 2004.

Daniel V. Malloy, 59. Mr. Malloy is the Chief Executive Officer of Third Point Reinsurance Company Ltd., and has served in this position since August 3, 2017. From March 1, 2017, to August 2, 2017, Mr. Malloy was the Chief Underwriting Officer of Third Point Reinsurance Company Ltd. Prior to this, Mr. Malloy served as the Executive Vice President, Underwriting of Third Point Reinsurance Company Ltd. from January 23, 2012. Prior to joining the Company, Mr. Malloy worked at Aon Benfield from 2003 where he co-led the Specialty Lines practice groups, which were responsible for providing clients and brokers with primary and reinsurance market updates, peer analytics, new product ideas, growth initiatives and placement assistance. Specialty Lines include the casualty, professional liability, surety, workers’ compensation, property risk, environmental, structured reinsurance and MGA practices. Mr. Malloy has over 35 years of reinsurance experience including 10 years of structured reinsurance underwriting. Before joining Aon Benfield, he was President and a board member of Stockton Reinsurance Ltd. in Bermuda from 1998 to 2003. His experience with structured reinsurance began when he served as President of Centre Re Bermuda where he was employed from 1993 to 1998. Mr. Malloy began his reinsurance career in 1981 working as a reinsurance broker for Sedgwick Re for 12 years. Mr. Malloy holds a Bachelor of Arts degree in biology from Dartmouth College.

Jonathan Norton, 59. Mr. Norton serves as Senior Advisor and has served in this position since November 2018. From December 2014 to November 2018, Mr. Norton served as the Chief Reserving Actuary of the Company and as Chief Actuary of Third Point Reinsurance (USA) Ltd. Prior to joining the Company in December 2014, Mr. Norton served as Chief Actuary of Alterra Reinsurance USA Inc. from its inception in May 2010 until completion of the Markel acquisition in May 2013. Mr. Norton was previously Chief Actuary of Harbor Point Services, Inc. from its inception in December 2005 until its merger with Max Capital in May 2010. Mr. Norton was the Chief Actuary of Chubb Re, Inc. from June 1999 through the creation of Harbor Point Services, Inc. in December 2005. Prior to Chubb Re, Mr. Norton worked for the actuarial and analytical unit within Guy Carpenter from 1988 to 1999 where he was a Managing Director and held the position of Chief Actuary. Mr. Norton also has prior experience within the consulting arms of Price Waterhouse and Ernst and Whinney (1981 - 1988). Mr. Norton holds a Bachelor’s degree in Civil Engineering from Duke University and a MBA from Emory University.

Janice R. Weidenborner, 54. Ms. Weidenborner is the Executive Vice President and Group General Counsel and has served in that position since January 1, 2016. On February 24, 2016, Ms. Weidenborner became Secretary of Third Point Reinsurance Ltd. and Third Point Reinsurance Company Ltd. Prior to joining the Company, Ms. Weidenborner was General Counsel for the Ariel Re group of companies, from January 2013 to December 2015. Ms. Weidenborner has held senior legal counsel positions in both Bermuda and the U.S., with a significant focus of her practice on insurance and reinsurance, and general corporate and transactional matters. From 1987 to 2012, Ms. Weidenborner held various roles at the ACE Group (and its predecessor companies) including Senior Vice President, Associate General Counsel and Regional Compliance Officer, ACE Bermuda Insurance Ltd., Associate General Counsel, ACE Tempest Reinsurance Ltd., and General Counsel, ACE Financial Solutions International. Ms. Weidenborner holds a B.S. in Aviation Management from Embry Riddle Aeronautical University. She began her career in New York as an Airline Underwriter for CIGNA Property and Casualty. After earning her MBA in Finance from Fordham University, Ms. Weidenborner served as a Senior Financial Analyst for CIGNA. She holds a Juris Doctor degree from Rutgers University.
Board Structure

The size of the Board of Directors may be fixed from time to time by our Board as provided in our Bye-laws. Our Board of Directors has set the size of our Board at a maximum of eleven directors. Our Board of Directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. Two Class III directors will be elected at this year’s Annual General Meeting. The Class III directors elected at the Annual General Meeting will serve until the annual general meeting of shareholders held in 2022 until any such director’s successor is duly elected and qualified, or such director’s earlier death, resignation or removal.

Director Appointments

Third Point Reinsurance Ltd. was incorporated on October 6, 2011. On December 22, 2011, KIA TP Holdings, L.P. and KEP TP Holdings, L.P., which are affiliates of Kelso & Company (collectively, “Kelso”) and Pine Brook LVR, L.P., an affiliate of Pine Brook Road Partners, LLC (collectively, “Pine Brook”, together with Kelso, the “Lead Investors” and each individually, a “Lead Investor”), Dowling Capital Partners I, L.P., an affiliate of Dowling Capital Management, LLC (collectively, “Dowling”), P RE Opportunities Ltd. (“PROL”), Third Point LLC, Daniel S. Loeb and affiliates associated with Mr. Loeb and John R. Berger (collectively, the “Founders”), together with certain members of management, committed $533.0 million to capitalize Third Point Reinsurance Ltd.

Pursuant to the Company’s existing Bye-laws, so long as a Lead Investor holds shares representing at least 25% of the total number of shares held by such Lead Investor as of December 22, 2011, such Lead Investor shall have the right to appoint one Class III director to the Board of Directors at each annual general meeting at which the term of such Lead Investor’s appointee expires, and to fill any vacancies caused by such appointee’s resignation or otherwise.
Subsequent to Kelso’s appointment of Neil McConachie in 2017, Kelso waived its appointment rights under the Bye-laws. Separately, Pine Brook no longer owns the requisite number of shares required in relation to such appointment rights. Therefore, neither Lead Investor’s appointment rights under the Bye-laws are currently in effect.

The Company’s Bye-laws also require Kelso, Daniel S. Loeb and Pine Brook to consent to a variety of significant corporate actions before they are taken and guarantee each of the Lead Investors (or their designees) certain rights related to inclusion on Committees of the Board of Directors. In addition, Daniel S. Loeb, Kelso, Pine Brook and PROL each has the right to appoint one of its representatives to attend Board of Directors’ meetings in an observer capacity so long as such rights holder holds shares in the Company.

Continuing Directors

The biographical information for the directors whose terms will continue after the Annual General Meeting and will expire at the annual general meeting to be held in 2020 (Class I) or the annual general meeting to be held in 2021 (Class II) are listed below. The ages of the continuing directors are as of February 28, 2019.

J. Robert Bredahl, 56 (Class II). Mr. Bredahl has served as a director of Third Point Reinsurance Ltd. since December 2017. Since March 1, 2017, Mr. Bredahl also serves as Chief Executive Officer of the Company. He also serves as Chief Executive Officer of Third Point Reinsurance (USA) Ltd. and has served in this position since August 3, 2017. Until August 2, 2017, Mr. Bredahl also served as the President and Chief Executive Officer of Third Point Reinsurance

Company Ltd. The detailed biographical information for Mr. Bredahl can be found under the heading “Executive Officers” herein.
The Board of Directors has concluded that Mr. Bredahl should continue to serve as a director because through his experience in the property and casualty insurance industry gained over twenty years, the majority of which was spent in executive positions at leading reinsurance brokerage firms, he brings to our Board extensive leadership, underwriting, management and business development skills which make him uniquely suited to serve as a director.
Steven E. Fass, 73 (Class I). Mr. Fass was re-appointed as Lead Independent Director in February 2018. He has served as a director of Third Point Reinsurance Ltd. since February 2012 and served as Interim Chairman from December 22, 2017, until February 2018. Mr. Fass’s insurance career spanned nearly 38 years. He retired in 2008 as the President and Chief Executive Officer of the White Mountains Insurance Group Ltd. From 1984 to 2006 he was the President and Chief Executive Officer of White Mountains Re, and its predecessor companies, Folksamerica Holding Company and Folksamerica Reinsurance Company. He joined Folksamerica in 1980 as its Vice President, Treasurer and Chief Financial Officer. Prior to joining Folksamerica he held various positions at American Re and Skandia America Re. Mr. Fass has held numerous directorships including Chairman of White Mountains Re, Chairman of Fund American Reinsurance Company Ltd., Chairman of Sirius International Insurance Company Ltd. and Chairman of Esurance Insurance Company. He was a director of both White Mountains (2000-2008) and One Beacon Insurance Group, both public companies.
The Board of Directors has concluded that Mr. Fass should continue to serve as a director of our Company because, through his significant experience in various executive roles, including President, Chief Financial Officer and in the role of Chief Executive Officer of leading reinsurance companies, he brings extensive leadership, financial expertise, management and business development skills to our Board.
Gretchen A. Hayes, 63 (Class I). Ms. Hayes has served as a director of Third Point Reinsurance Ltd. since May 2018.  She is currently a venture partner with the Sandbox Insurtech Venture Fund, which is focused on investments in innovation in the insurance sector.  Previously, from 2013 to 2016, Ms. Hayes served as Managing Director of Guy Carpenter’s Strategic Advisory Group where she developed and led the firm's InsurTech strategy.  Earlier, over a 25-year career at AIG, Ms. Hayes held a wide variety of executive positions, including President of AIG’s Strategic Relationship Group, which led growth strategies for AIG's largest global clients, President of the global Trade Credit division, and Chief Diversity Officer. Ms. Hayes received B.A. degrees in English and Economics from the University of the Pacific.

The Board of Directors has concluded that Ms. Hayes should continue to serve as a director because through her extensive and varied experience in the insurance industry she brings significant underwriting, technology and business development skills to our Board.

Mary R. Hennessy, 66 (Class I). Ms. Hennessy has served as a director of Third Point Reinsurance Ltd. since February 2012. She is currently an independent consultant to the property and casualty insurance and reinsurance industry, which was her occupation from 2002 to 2008. From 2008 to 2010, she served as Chief Executive Officer of GMAC Insurance - Personal Lines. From 2000 to 2002, Ms. Hennessy served as the Chief Executive Officer, President and a member of the board of directors of Overseas Partners, Ltd. From 1997 to 1999, she served as President, Chief Operating Officer, and as a member of TIG Holdings, Inc.’s board of directors after serving as the Executive Vice President and Chief Underwriting Officer from 1996 to 1997. From 1988 to 1996, Ms. Hennessy held various positions with American Re Corporation. Ms. Hennessy previously served as a director of Global Indemnity plc. She currently serves on the board of directors of GeoVera Insurance Holdings, Ltd. and serves as the Chair of its audit committee. She also serves on the boards of CSAA Insurance Exchange, AAA Club Alliance (Chair of the Strategy, Business Development & Innovation Committee), and AAA Life Insurance Company (as current Board Chair, and Chair of the Compensation Committee). She has previously served on the board of directors and audit committees of Bristol West Holdings, Inc. and Syncora Holdings Ltd. (formerly Security Capital Assurance Ltd.), and represented Overseas Partners, Ltd. on the board of Annuity & Life Re Holdings, Ltd., all of which were listed on the New York Stock

Exchange at the time. Ms. Hennessy received a B.A. in Mathematics from the College of St. Elizabeth. She is a Fellow of the Casualty Actuarial Society.
The Board of Directors has concluded that Ms. Hennessy should continue to serve as a director because through her experience she brings to our Board strong technical insurance expertise due to her actuarial background and her experience gained through the positions she has held in the industry. Ms. Hennessy has also had hands-on senior management experience in both primary and reinsurance company operations, in both the United States and Bermuda. This background, together with her many years of consulting experience in the industry, and her experience chairing or serving on other boards’ compensation, governance, risk, and audit committees is valuable to our Company and our Board of Directors.
Mark Parkin, 68 (Class II). Mr. Parkin has served as a director of Third Point Reinsurance Ltd. since November 2013. He was employed by Deloitte & Touche LLP (and its predecessor Touche Ross & Co.) for 37 years. For 26 years of his tenure, Mr. Parkin was a Partner of the firm serving audit clients who were primarily operating in the insurance industry. Mr. Parkin served as the Managing Partner of Deloitte & Touche LLP’s Insurance Audit and Enterprise Risk Services practice from 2009 to 2012, and as its Insurance Industry Professional Practice Director from 2006 to 2008. Mr. Parkin was the Chairman of the AICPA Property and Liability Insurance Entities Audit and Accounting Guide Overhaul Task Force and a member of the AICPA’s Insurance Expert Panel, Deposit Accounting Task Force and Reinsurance Accounting and Auditing Task Force. He is a CPA and a graduate of the University of Illinois (B.A. - English; MAS - Accountancy).
The Board of Directors has concluded that Mr. Parkin should continue to serve as a director because through his extensive experience as a senior partner of a top audit firm serving the insurance industry and additionally as the Chairman of the AICPA Property and Liability Insurance Entities Audit and Accounting Guide Overhaul Task Force and as a member of the AICPA’s Insurance Expert Panel, Deposit Accounting Task Force and Reinsurance Accounting and Auditing Task Force, he brings to our Board experience in accounting, finance and management which make him well suited to continue to serve as a director and as the Chairman of our Audit Committee.
Joshua L. Targoff, 49 (Class II). Mr. Targoff was appointed Chairman in February 2018 and served as a director of Third Point Reinsurance Ltd. since December 2011. He is a Partner and the Chief Operating Officer and General Counsel of Third Point LLC. From 1996 to 2003 he was an associate in the law firm of Debevoise & Plimpton LLP. From 2003 to 2008, Mr. Targoff served in the legal department of Jefferies & Company, Inc., most recently as General Counsel of Investment Banking. In May 2008, Mr. Targoff joined Third Point LLC, as General Counsel, and became Chief Operating Officer in 2009. Mr. Targoff serves as a director of Third Point Offshore Investors Limited, Third Point Offshore Fund, Ltd. and Third Point Ultra Ltd. Mr. Targoff received an A.B. from Brown University in 1991 and a J.D. from Yale Law School in 1996.
The Board of Directors has concluded that Mr. Targoff should continue to serve as a director because through his legal qualifications and experience as the General Counsel of Investment Banking for Jefferies & Company, Inc., and as a Partner and the General Counsel and Chief Operating Officer of Third Point LLC, he brings to our Board experience in investment management, legal and regulatory matters, corporate governance, risk management and business development.

Information Regarding the Nominees for Election to the Board of Directors

Qualifications

In considering candidates for the Board of Directors, the Governance and Nominating Committee takes into account the Company’s Corporate Governance Guidelines and all other factors deemed appropriate by the Governance and Nominating Committee. The Governance and Nominating Committee seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Individuals are considered for nomination to the Board based on their business and professional experience, judgment, diversity, age, skill and background. Directors are expected to make a significant time commitment to the Company.

Set forth below is biographical information concerning the nominees who are standing for re-election at the Annual General Meeting. Following the biographical information for the nominee is a description of such nominee’s specific experience, qualifications, attributes and skills that the Governance and Nominating Committee and the Board of Directors considered in determining whether to recommend the nominee for election to the Board of Directors. In addition to the information presented below, the Company believes that a board comprised of its nominees constitutes a board with a reputation for integrity, strong business acumen and the exercise of sound judgment; a board that is strong in its collective knowledge and leadership abilities; and a board that has a diversity of viewpoints and backgrounds. The ages of the nominees are as of February 28, 2019.
Rafe de la Gueronniere, 66 (Class III). Mr. de la Gueronniere has served as a director of the Company since November 2013. Mr. de la Gueronniere also currently serves as a director of Fusion Connect, Inc, a NASDAQ cloud service company. From March 2015 to January 2017, Mr. de la Gueronniere was Co- Chairman of the Advisory Board of Continuity Logic. Prior to this, Mr. de la Gueronniere was Vice Chairman and Co-Founder of New Providence Asset Management, a company he co-founded in 2003. Prior to co-founding New Providence Asset Management, Mr. de la Gueronniere was a Principal at the Mariner Investment Group, Chairman of the Discount Corporation of New York, and a Member of the Management Committee and Board at Paine Webber, Inc. Mr. de la Gueronniere began his career at J.P. Morgan & Co. where he was a Senior Vice President responsible for the fixed income and precious metals businesses. Mr. de la Gueronniere was a member of the Investment Committee of the John D. and Catherine T. MacArthur Foundation. He formerly served as a Trustee and Investment Committee Chair for both the Taft School and the Far Hills Country Day School and was a longstanding member of the U.S. Treasury Debt Management Advisory Committee. Mr. de la Gueronniere has a B.A. from Brown University and more than 40 years of experience in fixed income, equity investing, foreign exchange, and the precious metals business.
The Board of Directors has concluded that Mr. de la Gueronniere should continue to serve as a director because, through his experience in the investment and banking industries gained over a career spanning more than 30 years, he brings to our Board his expertise and extensive knowledge in fixed income, equity investing and foreign exchange trading.
Neil McConachie, 46 (Class III). Mr. McConachie has served as a director of the Company since December 2017. He previously worked for, and co-founded, Fidelis Insurance Holdings Limited where he served as the group’s Chief Financial Officer from June 2015 to June 2017. Mr. McConachie previously served as a director of the Company from November 2013 to June 2015. Prior to this, Mr. McConachie worked for the Lancashire Group (“Lancashire”) from February 2006 to June 2012 and during that time held the roles of Chief Financial Officer, Chief Risk Officer, Chief Operating Officer and President. He also served as an executive member of the board of directors. Mr. McConachie was previously Senior Vice President, Treasurer and Chief Accounting Officer of Montpelier Re Holdings Ltd. (“Montpelier”). He has had extensive involvement in debt and equity capital markets transactions, including the initial public offerings of Lancashire and Montpelier. Prior to joining Montpelier, Mr. McConachie worked for PricewaterhouseCoopers in London and Bermuda and at Stockton Holdings Limited. Mr. McConachie has a B.A. in Accounting and Finance from Heriot-Watt University and an M.B.A from Edinburgh Business School.
The Board of Directors has concluded that Mr. McConachie should continue to serve as a director because, through his industry experience and service to many other companies, including Fidelis Insurance Holdings Limited and

Lancashire, he brings a unique perspective and valuable financial and management experience to our Board. Mr. McConachie is a director designated by Kelso, one of our Founders, pursuant to the terms of the provisions of our existing Bye-laws described under “Director Designations”.
Director Independence

Under the NYSE listing standards, in order to consider a director independent, the board of directors must affirmatively determine that he or she has no material relationship with the company. The standards specify the criteria for determining whether directors are independent and contain guidelines for directors and their immediate family members with respect to employment or affiliation with the company or the independent registered public accounting firm serving as its independent auditor.
The Board of Directors undertook its annual review of director independence in February 2019. As a result of this review, the Board affirmatively determined that Rafe de la Gueronniere, Steven E. Fass, Gretchen A . Hayes, Mary R. Hennessy, Neil McConachie and Mark Parkin are “independent” as defined in the federal securities laws and applicable NYSE rules. The standards for determining director independence are specified in Schedule A to our Corporate Governance Guidelines, available on the Company’s website at www.thirdpointre.com/investors/corporate-governance/governance-documents.
The Company’s Audit, Compensation and Governance and Nominating Committees are currently composed of independent directors only. See the “Committees of the Board of Directors” section of this Proxy Statement for further information.
Board of Directors’ Meetings and Attendance

The Board of Directors held six board meetings and twenty-four Committee meetings during 2018. All Directors attended at least 83% of the total of all the meetings of the Board of Directors and Committee members attended 100% of the total of all meetings of the Committees on which they served during 2018.
Board Leadership Structure

The Board of Directors believes that its practice of having separate offices of Chairman and Chief Executive Officer, a majority of independent directors and Audit, Compensation and Governance and Nominating Committees composed exclusively of independent directors provides an effective and appropriate leadership structure for the Company.

The Company’s Corporate Governance Guidelines provide that a Chairman be elected by the Board from among its members to preside at all meetings of the Board, or otherwise as in accordance with the Company’s Bye-laws. The Board does not have a policy with respect to the separation of the offices of Chairman and Chief Executive Officer. The Board believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairman and Chief Executive Officer in any way that is in the best interest of the Company at a given point in time. At this time, the Board of Directors separates the roles of Chairman and the Chief Executive Officer.
In February 2018, the Board concluded that it was in the best interest of the shareholders to appoint Mr. Joshua L. Targoff to serve as Chairman, given his significant experience with the Company’s business and industry, and focus on identifying strategic priorities and key business issues that impact all of the Company’s stakeholders. Mr. Targoff was appointed Chairman on February 28, 2018. Mr. Targoff also serves as a partner, Chief Operating Officer and General Counsel to Third Point LLC. Given the appointment of a non-independent director as Chairman, the Board determined it was in the best interest of the Company to appoint a Lead Independent Director. Mr. Steven E. Fass was re-appointed as Lead Independent Director on February 28, 2018.
Through the Company’s overall governance structure, the Board of Directors believes it has effectively balanced the need for strategic leadership by the Company’s Chairman, Mr. Targoff, and the Company’s Chief Executive Officer, Mr. Bredahl. Given the oversight and objectivity of the independent directors and the appointment of a Lead Independent

Director in 2018, the Board believes that it has created an effective and appropriate leadership structure that is conducive to the risk oversight process. The Board of Directors consists of a majority of independent directors. The independent directors’ review Mr. Bredahl’s performance in his capacity as Chief Executive Officer. In addition, the independence of the Company’s governance structure is strengthened because each of its Governance and Nominating, Compensation and Audit Committees, is comprised exclusively of independent directors as of the date of this Proxy Statement. These Committees provide additional independent oversight of management.
The Board of Directors recognizes that, depending on the circumstances, other leadership structures might be appropriate and in the best interest of the Company. Accordingly, the Board of Directors intends to regularly review its governance structure and has the discretion to modify its leadership structure in the future if it deems it in the best interest of the Company to do so.
Board and Board Committee Performance Evaluations
The Audit Committee, Compensation Committee, Risk and Compliance Committee, Governance and Nominating Committee, Underwriting Committee and Investment and Finance Committee each conducted a self-evaluation of their performance in 2018.
In accordance with the Company’s Corporate Governance Guidelines, the Board also conducted an independent third-party evaluation of its performance in 2018, the results of which were then presented to the Board at an executive session and reviewed by the Governance and Nominating Committee.
Committees of the Board of Directors

Assuming election of all nominees above, the following is a list of persons who will constitute the Company’s Board of Directors following the Annual General Meeting, including their expected Committee assignments:

Name	Audit	Compensation	Executive	Governance and Nominating	Investment and Finance	Underwriting	Risk and Compliance
J. Robert Bredahl			✓		✓	✓
Steven E. Fass	✓	✓	✓	✓		✓	✓
Rafe de la Gueronniere					Chairman
Gretchen A. Hayes		Chairman				✓
Mary R. Hennessy	✓	✓		Chairman		Chairman	✓
Neil McConachie	✓		✓		✓		Chairman
Mark Parkin	Chairman	✓		✓			✓
Joshua L. Targoff*			Chairman
* Chairman of the Board

The Board of Directors has established an Audit Committee, Compensation Committee, Governance and Nominating Committee, Underwriting Committee, Risk and Compliance Committee, Investment and Finance Committee and Executive Committee. Under the applicable requirements of the NYSE, each of the Audit, Compensation and Governance and Nominating Committees consists exclusively of members who qualify as independent directors. A description of each Board Committee is set forth below. Except as noted below, the members of each Board Committee have continued to serve through the date of this Proxy Statement.
Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Audit Committee has the responsibility for, among other things, assisting the Board of Directors in reviewing: our financial reporting and other internal control processes; our financial statements; the independent auditor’s qualifications, independence and performance; the performance of our internal audit function; and our compliance with legal and regulatory requirements and our Code of Business Conduct and Ethics.
The Audit Committee held five meetings during 2018. In 2018, the members of the Committee were Mark Parkin (Chairman), Steven E. Fass, Mary R. Hennessy, and Neil McConachie. Neil McConachie was appointed to serve on the Audit Committee on February 28, 2018. Each of the members of the Audit Committee, qualifies as an “independent” director as defined under the NYSE rules and Rule 10A-3 of the Exchange Act.
All of the members of the Audit Committee are financially literate and have accounting or related financial management expertise within the meaning of the NYSE rules. The Board also has determined that each of Mr. Fass, Mr. McConachie, Mr. Parkin and Ms. Hennessy qualifies as an “Audit Committee financial expert” as defined by SEC rules. Please refer to the “Continuing Directors” section of this Proxy Statement for Mr. Fass, Ms. Hennessy and Mr. Parkin’s relevant experience and refer to “Information Regarding the Nominees for Election to the Board of Directors” for Mr. McConachie’s relevant experience.
Compensation Committee

Our Compensation Committee is responsible for reviewing and approving the compensation and benefits of our employees, directors and consultants, overseeing the administration of our employee benefit plans, authorizing and administering restricted share grants and other incentive arrangements and reviewing and approving employment and related agreements of our executive officers and Directors.

The Compensation Committee also periodically reviews management development and succession plans, including establishing policies regarding succession in the event of an emergency or the retirement of the Chief Executive Officer.
The Compensation Committee held four meetings during 2018. In 2018, the members of the Compensation Committee were Rafe de la Gueronniere, Steven E. Fass (Chairman), Gretchen A. Hayes, Mary R. Hennessy, and Mark Parkin. Each of the members of the Compensation Committee qualifies as an “independent” director as defined under the applicable rules and regulations of the SEC and the NYSE. On May 9, 2018, Rafe de la Gueronniere stepped down from the Compensation Committee and Gretchen A. Hayes was appointed to serve on the Compensation Committee. On February 27, 2019, Steven E. Fass stepped down as Chairman of the Compensation Committee and Gretchen A. Hayes was appointed as Chairman.
Governance and Nominating Committee

Our Governance and Nominating Committee is responsible for, among its other duties and responsibilities, identifying and recommending candidates for election to our Board of Directors, reviewing the composition of the Board and its Committees, developing and recommending to the Board corporate governance guidelines that are applicable to us, and overseeing Board evaluations.

The Governance and Nominating Committee held three meetings during 2018. In 2018 the members of the Governance and Nominating Committee were Steven E. Fass, Mary R. Hennessy (Chairman), and Mark Parkin. Each of the members of the Governance and Nominating Committee qualifies as an “independent” director as defined under the applicable rules and regulations of the SEC and the NYSE.
Underwriting Committee

Our Underwriting Committee is responsible for overseeing our underwriting processes and procedures and monitoring our underwriting performance. The Underwriting Committee held four meetings during 2018. In 2018, the members of the Underwriting Committee were J. Robert Bredahl, Mary R. Hennessy (Chairman), Steven E. Fass, and Gretchen A. Hayes. On May 9, 2018, Gretchen A. Hayes was appointed to serve on the Underwriting Committee.

Investment and Finance Committee

Our Investment and Finance Committee is responsible for overseeing the management of the Company’s investment portfolio and reviewing the performance of Third Point LLC, or any successor investment manager(s). The Investment and Finance Committee also has oversight of the Company’s financial procedures and structure. The Investment and Finance Committee held four meetings during 2018. In 2018, the members of the Investment and Finance Committee were J. Robert Bredahl, Rafe de la Gueronniere (Chairman), and Neil McConachie. On February 28, 2018, Neil McConachie was appointed to serve on the Investment and Finance Committee.

Risk and Compliance Committee

Our Risk and Compliance Committee is responsible for overseeing our risk appetite and risk management framework. The Risk and Compliance Committee held four meetings during 2018. In 2018, the members of the Risk and Compliance Committee were Steven E. Fass, Neil McConachie (Chairman), Mary Hennessy and Mark Parkin. On February 28, 2018, Ms. Mary Hennessy stepped down as Chairman of the Risk and Compliance Committee and Neil McConachie was appointed as Chairman.

Executive Committee

Our Executive Committee is responsible for providing ongoing oversight of Company matters in the intervals between Board meetings and considering matters requiring approval at short notice in the intervals between Board meetings where it is not possible to convene a meeting of the Board. The Executive Committee did not meet during 2018. In 2018, the members of the Executive Committee were J. Robert Bredahl, Steven E. Fass, Mary R. Hennessy, Neil McConachie, and Joshua L. Targoff (Chairman). On February 28, 2018, Ms. Hennessy stepped down from the Executive Committee and Mr. Targoff was appointed as Chairman in her place. On May 9, 2018, Neil McConachie was appointed to serve on the Executive Committee.

Committee Charters

The charters of the Audit Committee, Compensation Committee and Governance and Nominating Committee are available on our website www.thirdpointre.com/investors/corporate-governance/governance-documents and may also be obtained upon request without charge by writing to the Secretary, Third Point Reinsurance Ltd., Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda. Each committee reviews its charter at least annually and recommends any proposed changes to the Board for approval.
Risk Management and Oversight

Our Board of Directors oversees our risk management process, including the Company-wide approach to risk management carried out by our management. Our Board of Directors determines the appropriate levels of risk for the Company generally, assesses the specific risks faced by us, and reviews the steps taken by management to manage those risks. While our Board of Directors maintains the ultimate oversight responsibility for the risk management process, its Committees oversee risk in certain specified areas. In particular, our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements, and the incentives created by the compensation awards it administers.
The Audit Committee plays a key role in the Board of Directors’ exercise of its risk oversight function. The Audit Committee is primarily responsible for overseeing matters involving the Company’s financial and operational risks, and the guidelines, policies and processes for managing such risks, including internal controls. The Audit Committee conducts its risk oversight in a variety of ways, including reviewing management’s assessment of the Company’s internal control over financial reporting, reviewing the results of regulatory examinations, and receiving quarterly reports on legal and regulatory matters. Additionally, the Company’s independent auditor regularly discusses risks and related mitigation measures that may arise during their regular reviews of the Company’s financial statements with the Audit Committee. The Company utilizes a third party consultant to oversee the Company’s internal audit function. To ensure candid and complete reporting, the Audit Committee regularly meets in separate executive sessions with management, the Company’s internal auditor and the Company’s independent auditor.
The Risk and Compliance Committee is responsible for overseeing the Company-wide risk appetite and enterprise risk management framework. Management regularly reports on the Company’s operational processes and controls that are designed to identify, mitigate and monitor the risks and exposures that could materially impact the Company.
Our Governance and Nominating Committee is responsible for overseeing the management of risks associated with the independence of our Board of Directors. As of the date of this Proxy Statement, six of the eight directors of the Company qualify as independent, representing 75% of the total Board.

Pursuant to our Board’s instruction, management regularly reports on applicable risks to the relevant Committee or the Board, as appropriate, with additional review or reporting on risks conducted as needed or as requested by our Board and/or its Committees.
Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our Board has adopted Corporate Governance Guidelines which set forth a flexible framework within which our Board, assisted by our Board Committees, directs the affairs of the Company. These guidelines address, among other things, the composition and functions of the Board, director independence, compensation of directors, management succession and review, Board Committees and selection of new directors. In February 2018, the Board amended the Corporate Governance Guidelines to reflect a change in the director retirement age from 72 to 75 and allowing a director that reaches the retirement age of 75 to continue serving until the end of his or her three year term. In November 2018, we further amended our Corporate Governance Guidelines to establish the requirement to conduct external Board Assessments every third year.
We have a Code of Business Conduct and Ethics that applies to our Board of Directors and all of our employees including our principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions.
The Corporate Governance Guidelines and the Code of Business Conduct and Ethics are available on our website at www.thirdpointre.com/investors/corporate-governance/governance-documents.
We will disclose any amendments to these governance documents or any waivers of their requirements on our website.
Environmental and Social Responsibility
Third Point Re values each of our employees and remains committed to ensuring that a respectful workplace and environment is maintained.  In addition to workplace respect, we expect employees to exhibit respect for our local and global environment.  While our operations do not have a large physical footprint, we recognize that even the smallest measures contribute to minimizing our environmental impact and maximizing the sustainability of our business.  In furtherance of these commitments, Third Point Re introduced a Respectful Workplace Policy in 2018 to enhance the integration of environmental and social matters into our overall governance framework.  This policy incorporates the Company’s ethos on environmental and social responsibilities in areas such as diversity and inclusion, human and labor rights, health and safety, and business sustainability, while reinforcing other topics under the banner of respect in the workplace, to work in conjunction with our Code of Business Conduct and Ethics.
Director Nominating Process and Diversity

The Board of Directors is responsible for nominating candidates for election to the Board of Directors and for filling vacancies on the Board of Directors that may occur between annual general meetings of shareholders. The Governance and Nominating Committee is responsible for identifying, screening and recommending candidates to the Board of Directors for Board membership. When formulating its Board of Directors’ recommendations, the Governance and Nominating Committee may also consider advice and recommendations from others, including shareholders, as it deems appropriate.

Pursuant to the Company’s Bye-laws, the Board of Directors has the power to appoint any person as a director to fill a vacancy on the Board occurring as a result of the death, disability, disqualification or resignation of any director, or as a result of an increase in the size of the Board, subject to the Lead Investors’ right to appoint a director to fill a vacancy created by the applicable Lead Investor’s designated director. Our Board of Directors is currently comprised of eight directors. The current terms of the Class I and Class II directors expire at the annual general meetings to be held in 2020 and 2021 respectively.

The Governance and Nominating Committee and the Board of Directors believe that diversity along multiple dimensions, including opinions, skills, perspectives, personal and professional experiences and other differentiating characteristics, are an important element of its nomination recommendations. The Governance and Nominating Committee has not identified any specific minimum qualifications which must be met for a person to be considered as a director candidate. However, board candidates are selected based upon various criteria including business and professional experience, judgment, diversity, age, skill, background, time availability in light of other commitments, and such other relevant factors that the Governance and Nominating Committee considers appropriate in the context of the needs of the Board of Directors. Although the Board of Directors does not have a formal diversity policy, the Governance and Nominating Committee and Board of Directors review all of these factors, including diversity, in considering candidates for Board membership. Board members are expected to prepare for, attend and participate in all Board of Directors’ meetings and applicable Committee meetings, and the Company’s annual general meetings of shareholders.

Candidates Nominated by Shareholders

The Governance and Nominating Committee will also consider nominees recommended by shareholders. In order to submit shareholder proposals for the 2020 annual general meeting of shareholders for inclusion in the Company’s proxy statement, the proposals must comply with all of the requirements of SEC Rule 14a-8. Pursuant to SEC Rule 14a-8, materials must be received by the Secretary at the Company’s principal office at that time, currently at Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda, no later than November 26, 2019.
The Company’s Bye-laws establish an advance notice procedure for shareholders to nominate candidates for election as directors or to bring other business before an annual general meeting of shareholders, however, unless these proposals are also provided to the Company in accordance with SEC Rule 14a-8, such proposals will not be included in the proxy statement for the meeting. Any notice given by or on behalf of a shareholder pursuant to these provisions of the Company’s Bye-laws (and not pursuant to Securities Exchange Act of 1934 Rule 14a-8) must be received no earlier than January 9, 2020, and no later than February 8, 2020.
The Bye-laws provide that any shareholder wishing to nominate persons for election as directors at, or bring other business before, an annual general meeting must deliver to the Company’s Secretary a written notice of the shareholder’s intention to do so. To be timely, the shareholder’s notice must be delivered to, or mailed and received by, us not less than 90 days nor more than 120 days before the anniversary date of the preceding annual general meeting, except that if the annual general meeting is set for a date that is not within 30 days before or after such anniversary date, the Company must receive the notice no earlier than 120 days prior to an annual general meeting and no later than 70 days prior to the date of such annual general meeting or the tenth day following the date on which public announcement of the annual general meeting was made. Nominations received will include the following for consideration:

•	the name and address of the shareholder who intends to make the nomination and the name and address of the person(s) to be nominated or the nature of the business to be proposed;

•
a representation that the shareholder is a holder of record of our common shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person(s) or to introduce the business specified in the notice;

•
if applicable, a description of all arrangements or understandings between the shareholder and each nominee and any other person(s), naming such person(s), pursuant to which the nomination is to be made by the shareholder;

•
such other information regarding each nominee or each matter of business to be proposed by such shareholder as would be required to be included in a proxy statement filed under the SEC’s proxy rules if the nominee had been nominated, or intended to be nominated, or the matter had been proposed, or intended to be proposed, by the Board of Directors;

•	if applicable, the consent of each nominee to serve as a director if elected; and

•	such other information that the Board of Directors may request in its discretion.

For a complete description of the procedures and disclosure requirements to be complied with by shareholders in connection with submitting director nominations, shareholders should refer to the Company’s Bye-laws.
No candidates for director nominations were submitted by any shareholder in connection with the 2019 Annual General Meeting.
Communications with the Board of Directors

Any interested parties desiring to communicate with the Board of Directors or any of the independent directors regarding the Company may directly contact such director(s) by delivering such correspondence to such director(s) (or the entire Board) in care of the Secretary at Third Point Reinsurance Ltd., Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda.

The Audit Committee of the Board of Directors has established procedures, including through the use of a third party hotline, for employees, shareholders and others to submit confidential and anonymous reports regarding accounting, internal accounting controls, or auditing matters. Details of the hotline are available on our website at www.thirdpointre.com/investors/corporate-governance/governance-documents.

Executive Sessions

The rules of the NYSE require the non-management directors of the Company to regularly meet in executive session without management, and the Company complies with these requirements. The Company’s Corporate Governance Guidelines state that the Chairman of the Board (to the extent such director is an “independent director”) or the lead director, as applicable, shall act as chair at such meetings. Mr. Steven E. Fass, Lead Independent Director acted as chair at such meetings. Our independent directors met separately from the other directors in executive session during 2018. For information regarding how to communicate with non-management directors as a group and one or more individual members of the Board, see “Communications with the Board of Directors” above.

Outside Advisors

Our Board of Directors and each of its Committees may retain outside advisors and consultants of their choosing at our expense. The Board of Directors need not obtain management’s consent to retain outside advisors. In 2018, the Compensation Committee retained Mercer (US) Inc. (“Mercer”) to provide advice on executive compensation matters. In connection with Mercer’s retention, the Compensation Committee conducted an assessment of potential conflicts of interest, considering various factors including the six factors mandated by the NYSE rules, and no conflicts of interest relating to its services have been identified. See “Role of the Compensation Committee” in the Compensation Discussion & Analysis for more information regarding the services provided by Mercer. Mercer provided no additional services to the Company or its affiliates during 2018.

Attendance at Annual General Meeting

We do not have a formal policy regarding attendance by members of our Board of Directors at our annual general meetings. However, directors are expected to attend all annual general meetings of shareholders. All members of our Board of Directors attended our Annual General Meeting in 2018.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Gretchen A. Hayes (Chairman), Steven E. Fass, Mary R. Hennessy and Mark Parkin. None of the members of our Compensation Committee are an officer or employee of our Company. None of our executive officers serve, or in the past year have served, as a member of a board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, requires the Company’s directors, executive officers and persons who own more than 10% of the issued and outstanding shares of the Company’s common shares to file reports of initial ownership of common shares and other equity securities and subsequent changes in that ownership with the SEC and the NYSE. Based solely on a review of such reports and written representations from the directors, executive officers, and 10% owners, the Company believes that all such filing requirements were met during 2018, except that KIA TP Holdings, L.P., KEP TP Holdings, L.P. and affiliated persons each filed a Form 5 reporting multiple late transactions involving the disposition of an aggregate of 3,631,036 common shares effected on 14 separate days between August 1, 2018 and August 31, 2018.

Report of the Audit Committee

The Audit Committee is responsible for the appointment, compensation, retention, and oversight of the work of Ernst & Young Ltd., our independent auditor, for the purpose of preparing or issuing an audit report. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Each of the members of the Audit Committee qualified as an “independent” director as defined under Section 303A.02(a)(ii) of the NYSE rules and Rule 10A-3 of the Securities Exchange Act of 1934. All of the members of the Audit Committee are financially literate and have accounting or related financial management expertise within the meaning of the SEC and NYSE rules. The Company’s management has the primary responsibility for the financial statements and for the reporting process, including the establishment and maintenance of the system of internal control over financial reporting. The independent registered public accounting firm appointed as the Company’s independent auditor is responsible for auditing the financial statements prepared by management and the Company’s internal controls over financial reporting and expressing an opinion on the conformity of the Company’s financial statements with generally accepted accounting principles and on the design and operating effectiveness of the Company’s internal control over financial reporting. In this context, the Audit Committee has met and held discussions with management and Ernst & Young Ltd., the independent registered public accounting firm appointed as the Company’s independent auditor, regarding the fair and complete presentation of the Company’s financial statements.

The Audit Committee reviewed and discussed with Ernst & Young Ltd. the matters that are required to be discussed by Auditing Standard No. 16, Communications with Audit Committees as adopted by the Public Company Accounting Oversight Board (“PCAOB”), including their judgments as to the quality, not just the acceptability, of our accounting principles, the reasonableness of significant judgments, all critical accounting policies and practices to be used, material alternative accounting treatments within generally accepted accounting principles discussed with management, the determination of audit tenure, and other material written communications between Ernst & Young Ltd. and management.  As part of that review, the Audit Committee has received the written disclosures and the letter required by applicable requirements of the PCAOB regarding Ernst & Young Ltd.’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed Ernst & Young Ltd.’s independence from the Company with Ernst & Young Ltd.  The Audit Committee also has considered whether Ernst & Young Ltd.’s provision of non-audit services to the Company is compatible with the auditor’s independence.   The Audit Committee has concluded that Ernst & Young Ltd. is independent from the Company and its management.

The Audit Committee annually reviews the performance and independence of Ernst & Young Ltd. in deciding whether to retain the audit firm or engage a different independent registered public accounting firm and whether the independent registered public accounting firm should be rotated. The Audit Committee considers the advisability and potential impact of selecting a different independent registered public accounting firm and has concluded that the choice of Ernst & Young Ltd. as our independent auditor is in the best interest of the Company and its shareholders. The Audit Committee is involved in the lead audit partner selection process.
The Audit Committee met in 2018 with the Chief Financial Officer, and representatives of Ernst & Young Ltd., and the Company’s internal auditor, in regular and executive sessions to discuss the results of the applicable examinations, their evaluations of the design and operating effectiveness of the Company’s internal controls over financial reporting and the overall quality of the Company’s financial reporting and compliance programs.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, for filing with the SEC.
The Audit Committee

Mark Parkin (Chairman)
Steven E. Fass
Mary R. Hennessy
Neil McConachie

Fees Paid to Ernst & Young Ltd.

The following table sets forth the aggregate fees charged to Third Point Reinsurance Ltd. by Ernst & Young Ltd. for audit services rendered in connection with the audit of our consolidated financial statements and reports for 2018 and 2017 and for other services rendered during 2018 and 2017 to the Company and its subsidiaries, as well as all out-of-pocket costs incurred in connection with these services:

INDEPENDENT AUDITOR FEES
Fee Category	2018	2017
Audit Fees	$1,743,639	$1,811,863
Audit-Related Fees	131,308	217,010
Tax Fees	85,000	78,844
All Other Fees	—	2,325
Total Fees	$1,959,947	$2,110,042

Audit Fees: Includes the aggregate fees billed by Ernst & Young Ltd. for professional services and expenses rendered for the audit of the Company’s consolidated financial statements and internal controls over financial reporting.
Audit-Related Fees: Includes the aggregate fees billed by Ernst & Young Ltd. for assurance and related services that are reasonably related to the performance of the audit of the Company’s financial statements and are not reported under “Audit Fees”, including aggregate fees billed by Ernst & Young Ltd. for professional services performed in connection with the Company’s filing of certain documents with the SEC and the related issuance of consents in 2018 and 2017, and advisory services performed relating to accounting and financial reporting consultations on various issues and transactions.
Tax Fees: Includes fees billed by Ernst & Young Ltd. for tax-related services in conjunction with our ongoing business operations.
All Other Fees: Includes fees billed by Ernst & Young Ltd. for access to their global online resource tool for accounting and auditing standards.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm Appointed as our Independent Auditor

The Audit Committee has adopted a policy requiring the Audit Committee to pre-approve all audit and, subject to the de minimis exception of Section 10A(i) of the Securities Exchange Act of 1934 and the SEC rules promulgated thereunder, all permitted non-audit services performed by the Company’s independent auditor. The Audit Committee may delegate pre-approval authority to one or more designated members of the Audit Committee, who must then provide a report of such pre-approvals to the Audit Committee at its next scheduled meeting. When pre-approving non-audit services by the independent auditor, the Audit Committee shall consider whether the provision of such services is consistent with maintaining the independent auditor’s independence. All services performed by Ernst & Young Ltd. in 2018 were pre-approved by the Audit Committee pursuant to the foregoing pre-approval policy and procedures.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

This compensation discussion and analysis provides information about the material elements of compensation paid or awarded to, or earned by, our “named executive officers”, also referred to as the “NEOs”, who consist of our principal executive officer, principal financial officer, and our three other most highly compensated executive officers, for fiscal year 2018 as follows:

•	J. Robert Bredahl, President and Chief Executive Officer of the Company; Chief Executive Officer of Third Point Re USA.

•	Nicholas J. D. Campbell, Chief Risk Officer of the Company; Executive Vice President, Underwriting Third Point Re BDA.

•	Christopher S. Coleman, Chief Financial Officer of the Company; Chief Operating Officer of Third Point Re BDA.

•	Manoj K. Gupta, President of Third Point Re USA; Head of Investor Relations for the Company.

•	Daniel V. Malloy, Chief Executive Officer of Third Point Re BDA.

Corporate Governance Highlights

In 2018, our Compensation Committee made several key changes to our compensation program to further ensure our robust corporate governance as it relates to compensation practices:

•
Adoption of Share Ownership Guidelines. We established share ownership and retention guidelines that require our executive officers and directors to satisfy meaningful share ownership requirements. These guidelines further align the interests of our executive officers and directors with those of our shareholders, as further described in “Other Compensation Practices and Policies” below.

•
Double-Trigger Equity Vesting. Our long-term incentive awards granted in 2018 and future years will not vest or become payable in the event of a change in control unless there is an accompanying qualifying termination of the equity holder’s employment.

•
Adoption of Clawback Policy. We adopted a clawback policy that authorizes our Compensation Committee to recover gains from bonuses and performance-based equity awards in certain circumstances as further described in “Other Compensation Practices and Policies” below.

•
Prohibition on Hedging and Pledging. Our Trading Policy prohibits our employees and directors from engaging in hedging and pledging transactions. Exceptions to the pledging prohibition may be made with the approval of the Chief Executive Officer or General Counsel, or in the case of these executives, by the Audit Committee. See “Other Compensation Practices and Policies” below.

Compensation Philosophy and Objectives

In 2018, the Compensation Committee continued its executive compensation philosophy adopted in 2014 based on a Total Rewards Strategy. The Company’s Total Rewards Strategy approach to executive compensation is to offer compensation, reward and benefit programs that align with the following principles and objectives:

•	Allow the Company to attract and retain superior talent, as we believe that quality talent is integral to the Company’s ongoing success.

•
Deliver pay opportunities through a format that is comparable with those used at other companies operating in the reinsurance industry; rewards should consist of base salary, an annual incentive plan, a long-term incentive opportunity, perquisites and retirement, health and welfare benefits.

•
Support a high-performance environment by linking pay with performance to achieve the Company’s objective to grow the business and deliver superior returns to its investors, therefore having most executive pay contingent on the actual results achieved.

•
Motivate superior performance and strengthen the connection between pay and results by developing compensation programs that reward success at the Company and on individual levels; the degree to which a person’s annual incentive award is influenced by individual (versus Company) performance is based on the person’s role and diminishes as he or she rises through the Company.

•
Provide a competitive total compensation opportunity; our total cash compensation (base plus bonus) should reflect market compensation levels and total direct compensation (base, bonus, and long-term incentives) will target above the 50th percentile, assuming that the individuals and the Company perform well and deliver value to shareholders.

•
Determine eligibility for variable pay (annual as well as long-term incentives) largely on competitive norms with exceptions being made from time to time in specific circumstances or for high-potential key employees.

•
Support a long-term focus for officers and key contributors that aligns with the interests of shareholders; the long-term award providing such focus should appropriately balance retention and alignment needs based on relative level in the organization.

•	Encourage conversations about performance and development.

•
Integrate compensation and reward systems with performance management and career development programs to ensure that employees know what it takes to be successful at the Company and to help align performance goals at every level.

•	Provide market-competitive benefits and perquisites.

•	Provide clear information about pay practices; by communicating openly about pay, we can ensure that everyone understands the rewards program and has the tools they need to implement it effectively.

Role of the Compensation Committee

The Compensation Committee is responsible for reviewing and approving the compensation and benefits of our employees, directors and compensation consultants, administering our employee benefit plans, authorizing and ratifying share option grants and other incentive arrangements, and authorizing employment and related agreements.
Our Chief Executive Officer meets from time to time with the Compensation Committee and makes compensation recommendations with respect to our NEOs, other than himself, including recommendations for salary adjustments, annual incentives and long-term incentive awards, to the Compensation Committee for review, feedback and approval.
In 2018, the Compensation Committee engaged Mercer (US) Inc. (“Mercer” or the “Consultant”) to provide a wide variety of executive compensation services to the Compensation Committee, including a comprehensive review of the Company’s executive compensation structure and design, to better align the Company’s compensation program with market norms and shareholder interests. Changes to the Company’s compensation program design resulting from this analysis will be implemented in 2019 as described below under “Elements of our Executive Compensation Program”.

As part of its engagement, Mercer developed a peer group of fifteen (15) global insurance and reinsurance companies (the "Peer Group") against which the Consultant would gauge the compensation of the Company’s NEOs. The Peer Group, and findings by Mercer generally, did not influence or guide any of the Compensation Committee’s decisions in 2018, but were used for compensation decisions in 2019. The companies identified as the Peer Group were:

•	Argo Group International Holdings Ltd.

•	Aspen Insurance Holdings Ltd.

•	EMC Insurance Group Inc.

•	Enstar Group Limited

•	Global Indemnity Limited

•	Greenlight Capital Re Ltd.

•	James River Group Holdings, Ltd.

•	Maiden Holdings Ltd.

•	National General Holdings Corp.

•	Navigators Group Inc.

•	ProAssurance Corporation

•	RenaissanceRe Holdings Ltd.

•	RLI Corp.

•	State Auto Financial Corporation

•	White Mountains Insurance Group Ltd.

The Consultant compared the compensation of the Company’s NEOs with those of the Peer Group, looking at base salary, annual incentives and long-term incentives as both individual elements of compensation, and in total. In addition, the Compensation Committee observed the mix of pay elements (fixed versus variable) for the NEOs individually and as a group. Based on these findings and a broader understanding of the competitive market for executive talent in the global insurance/reinsurance marketplace, the Compensation Committee determined that the total compensation of our NEOs was generally in line with the Peer Group and with our compensation philosophy. To better align the mix of compensation, the Compensation Committee determined based on Mercer’s recommendations that it should shift part of the incentive compensation for its NEOs from annual incentive pay to long-term incentives. The Compensation Committee further determined based on Mercer’s recommendations that some portion of the long-term incentives should be in the form of time vesting shares rather than all in performance-based shares, with more senior employees receiving a higher proportion of performance-based shares relative to time vesting shares.

Elements of our Executive Compensation Program

During fiscal 2018, the compensation program for our NEOs consisted primarily of salary, short-term incentive compensation, long-term incentive compensation and certain perquisites and retirement, health and welfare benefits.
Set forth below is a discussion of each of these elements of total compensation, the reason that we provide each element, and how that element fits into our overall compensation philosophy. Each element of the Total Rewards Strategy offers something unique to executives and incentivizes different desired behaviors and business results for the Company.
Base Salary

The primary function of base salary is to provide base compensation for executives’ ongoing performance of job responsibilities throughout the year.

•	Base pay reflects sustained individual performance, contribution, and relative value, as well as competitive market practice.

•	Base pay adjustments are neither guaranteed nor automatic. Base pay adjustments are intended to be clear performance messages and make meaningful distinctions for above-average performers.

•	Below-average performers do not receive increases and are subject to corrective action.

•	Average performers receive average or even below-average increases with consideration given to the incumbent’s position in the market or the established range.

•	Above-average performers receive above-average increases with consideration given to the incumbent’s position in the market or established range for the role.
The minimum base salary for each of our active NEOs is set pursuant to their individual employment agreements with the Company. Base salaries are reviewed on a periodic basis. With effect from April 1, 2018, Mr. Malloy’s base salary was increased from $700,000 to $725,000 to reflect his outstanding contribution to production and underwriting. The Compensation Committee did not approve any other changes to base salaries for our NEOs in 2018. On February 26, 2019, the Compensation Committee approved increases in the base salaries of Messrs. Bredahl and Gupta from $800,000 to $900,000, and $500,000 to $550,000, respectively.
Long-Term Incentives

The purpose of long-term incentives is to align the interests of employees with shareholders through meaningful equity participation and long-term ownership. The program can generate significant payments when executives drive the Company to achieve long-term results.

•
Long-term incentives should help balance a short-term performance focus. Executives should be focused on fulfilling organizational long-term strategic objectives. By using long-term incentives, we encourage executives to balance their orientation and weight their decision-making given the respective award opportunities under each compensation plan.

•
Long-term incentive awards should reflect market-competitive levels. Individual grants will vary based on individual performance, so that executives are motivated to not only drive toward superior long-term corporate performance but also demonstrate individual impact as well.

•
The mix of long-term incentives may vary by role/level in the Company to most appropriately balance retention needs with the need to drive long-term growth in shareholder value, based on the role’s /level’s ability to influence share price movement.

•	The Company may use a variety of equity vehicles from year to year to deliver long-term incentives.
In 2018, the Company continued the long-term incentive program first implemented by the Compensation Committee in 2014 providing for annual long-term incentive grants with overlapping vesting schedules and performance cycles to incentivize and promote retention of employees and executives. All awards were made in the form of restricted shares subject to the achievement of performance goals tied to underwriting profitability and float generation over rolling three-year calendar year periods. If declared, dividends are accrued on unvested restricted shares and only payable upon vesting. Performance metrics will be determined based on an Underwriting Return Ratio (“URR”) measure. The URR applies to the underwriting results of our Property and Casualty reinsurance segment.  It is a combined ratio calculation, modified to include general and administrative costs that are not customarily included in the combined ratio as well as investment income on the float generated by underwriting operations as if that float had been invested in a medium-term, investment grade bond portfolio. A URR of 102% (increased from 100% for pre-2017 grants) will result in 100% target award vesting. A URR of 97% (increased from 95% for pre-2017 grants) or better will result in 150% of target award vesting (100% of maximum award). A URR at or above 112% (increased from 110% for pre-2017 grants) will result in 0% award vesting such that there is no payout at this threshold. URR is defined as (a) net premiums earned by our Property and Casualty segment minus adjusted underwriting expenses, minus a portion of our investment income, divided by (b) such net premiums earned. The Compensation Committee set URR as the performance goal because it believes that this metric will appropriately align the Company’s goal of increasing profitable underwriting premium generation within the Company’s underwriting guidelines without exposing the Company to undue risk as to the quality of those premiums, and provide an incentive which offers an appropriate balance between the increased insurance float and underwriting risk.
Awards under our long-term incentive program were made in February 2018 and are reflected in the Grants of Plan-Based Awards for Fiscal Year 2018 table detailed under “All Other Compensation”. The number of restricted shares granted to each of our NEOs (other than the Chief Executive Officer) was determined by the Compensation Committee in consultation with our Chief Executive Officer. Share awards are determined in relation to an individual’s performance and contributions to the Company’s results, and with regard to the individual’s total compensation. Awards are not based on a scheduled allocation of shares. In determining the individual grant levels, the Compensation Committee considered the compensation of each of the NEOs as compared to comparable positions in the market survey data, individual performance factors and the recommendation of the Chief Executive Officer.
URR for the three-year performance period ending December 31, 2018, was 106%. As a result, 40% of the target award performance-based restricted shares granted in 2016 that vest based on URR achieved during such period was earned. As a result, Messrs. Bredahl, Campbell, Coleman, Gupta and Malloy have earned 28,359, 3,545, 17,725, 10,635 and 21,270, respectively, of their restricted shares granted in 2016. The restricted shares earned vested on March 1, 2019.
Prior to our initial public offering, equity awards were granted under the Third Point Reinsurance Limited Share Incentive Plan (the “Share Incentive Plan”). Since that time, equity awards have been granted under our Third Point Reinsurance Ltd. 2013 Omnibus Incentive Plan (the “Omnibus Incentive Plan”).
All grants of equity awards are evidenced by an individual award agreement between the Company and the individual.
In February 2019, the Compensation Committee revised the performance criteria for restricted shares subject to performance conditions granted in February 2019 to be based on a target combined ratio for the three-year performance period ending December 31, 2021. The combined ratio would be determined as defined and reported in our Annual Report on Form 10-K (“Combined Ratio”). Achievement of the target Combined Ratio for the three-year performance period will result in 100% target award vesting. Achievement of a Combined Ratio resulting in the maximum share award for the three-year performance period will result in 150% of target award vesting. A Combined Ratio at or above threshold for the three-year performance period will result in 0% award vesting. The aforementioned changes do not impact the previously granted restricted shares with performance conditions.
In addition, based on the recommendation of Mercer, the Compensation Committee approved the grant of time vesting shares, with no performance condition, in February 2019 to certain employees that would vest in equal annual installments on the first three anniversaries of the grant date, with no performance condition. The last one-third of the restricted shares granted in February 2019 will fully vest on February 26, 2022.
Annual Incentive Pay
The purpose of annual incentive pay is to reward performance during the year based upon the achievement of individual and business goals on an annual basis.

•
Annual incentive pay plans help employees understand how they contribute to business performance and help unite employees behind shared goals. Additionally, annual incentives directly support the Company’s high-performance environment by providing employees with clear opportunities for performance-based rewards.

•
Annual incentive pay helps focus employees on achieving the annual financial goals of the Company by paying rewards to the extent that goals are fulfilled. Performance metrics are set based on the measures the Compensation Committee determines are necessary to achieve operational success. The performance metrics are periodically reviewed and adjusted, where required, in the Compensation Committee’s judgment.

•
The formula (described below) creates a bonus pool but not individual awards. The incentive bonus pool is allocated to individual employees by the Compensation Committee upon the recommendation of the Chief Executive Officer based on how each employee performed relative to his or her individual annual goals.

•	Short-term incentives also recognize how individuals have performed in terms of meeting the specific goals established for the year, which are above and beyond their regular job duties. Individual performance below expectations will reduce the calculated payment, whereas exceptional performance will increase the calculated payment.

All of our NEOs participated in our 2018 annual incentive plan (the “Annual Incentive Plan”). Each of our continuing NEOs is party to an employment agreement that provides for an annual discretionary bonus.
Under the Annual Incentive Plan for 2018, the total incentive bonus pool was determined as fifty percent (50%) based on the Company’s Return on Average Equity (“ROAE”) and fifty percent (50%) based on the Company’s Combined Ratio. The size of the bonus pool contribution increases as the ROAE increases and as the Combined Ratio decreases. At target, each of the two portions of the pool fund at 65% of salaries (130% in the aggregate), with a maximum funding level of each pool equal to 195% of salaries (390% in the aggregate).  ROAE is calculated as (i) after tax net income divided by (ii) average shareholder’s equity (which is the beginning equity plus the ending equity, divided by two, as adjusted for any capital events occurring during the year). No bonuses are payable with respect to the 50% of the pool calculated based on ROAE unless the Company generates the threshold level established for ROAE, and no bonuses are payable with respect to the 50% of the pool calculated based on Combined Ratio unless the Company generates a Combined Ratio below the threshold level established. The total incentive bonus pool will be allocated to individual employees by the Compensation Committee upon the recommendation of the Chief Executive Officer and will be based on an individual’s position in the organization, seniority level, and how each employee performed relative to his or her individual annual goals.
The Company’s ROAE and Combined Ratio for 2018 were negative 22.2% and 106.8%, respectively, resulting in a bonus pool funded at the 26.7% of target level. The percentage funding of 26.7% of target level was determined based on the target bonus pool of 130% of paid salaries as a result of the Company’s Combined Ratio of 106.8% for the year ended December 31, 2018. There was no contribution from the ROAE component as a result of the Company not meeting the minimum threshold. Each NEO had a target bonus percentage of salary for 2018 as follows which were determined by the Compensation Committee based on seniority level, role within the Company, experience level and past performance:  200% for Mr. Bredahl; 125% for Mr. Campbell; 150% for Mr. Coleman; 100% for Mr. Gupta; and 185% for Mr. Malloy.
The following chart details the Company’s 2018 bonus pool funding at threshold, target, and maximum levels as a percentage of paid salaries for each performance metric.  Bonus pool funding levels as a percentage of salaries for performance levels between threshold and target, and between target and maximum, are determined by straight line interpolation.  In determining the individual bonus payments for 2018, performance between threshold and target in respect of the Combined Ratio resulted in funding of 26.7% of the target level salary percentage. For NEOs, percentages are adjusted based on performance relative to various factors, including individual goals and objectives.

Performance Metric	Threshold(1)	Target	Maximum
ROAE - 50% contribution	5.0%	12.5%	22.5%
% of salaries	32.5%	65.0%	195.0%
Combined Ratio - 50% contribution	107.0%	104.0%	101.0%
% of salaries	32.5%	65.0%	195.0%
TOTAL	65.0%	130.0%	390.0%

(1)	ROAE below 5.0% would result in 0% salaries contribution to the bonus pool and Combined Ratio above 107.0% would result in 0% salaries contribution to the aggregate bonus pool.

The CEO recommended individual bonus payments for the continuing NEOs other than himself in 2018 based on his assessment of NEO performance. The following is a list of the material goals and objectives for 2018 considered by the Compensation Committee in making 2018 discretionary bonus determinations for our continuing NEOs, none of which were assigned any particular weighting:
 Goals and objectives for J. Robert Bredahl:

•	Oversee all operations and business activities to ensure they produce the desired results and are consistent with the overall strategy of the Company;

•	Lead and motivate subordinates;

•	Develop a high-quality business strategy that is aligned with short-term and long-term objectives; and

•	Assume the chief underwriting and key relationship management roles of the previous CEO.

Goals and objectives for Daniel V. Malloy:

•	Originate and underwrite economically attractive deals;

•	Develop new reinsurance structures and solutions that can be broadly applied to buyers of reinsurance;

•	Supervise and mentor more junior staff and help them prioritize their efforts; and

•	Contribute to all strategic and important tactical decisions.

Goals and objectives for Manoj K. Gupta:

•	Lead and manage the Company’s U.S. operations;

•	Originate and underwrite economically attractive deals;

•	Develop and execute a business plan to write property catastrophe business; and

•	Lead and manage the investor relations and business development functions.

Goals and objectives for Christopher S. Coleman:

•	Manage all aspects of the Company’s finance function;

•	Increase involvement in managing the Company’s operations beyond finance;

•	Support the underwriters by solving accounting, counter-party credit and collateral issues related to reinsurance transactions;

•	Manage the Company’s relationships with rating agencies and regulators; and

•	Contribute to all strategic and important tactical decisions.

Goals and objectives for Nicholas J. D. Campbell:

•	Provide quarterly, annual and ad-hoc risk reporting as required by the various interested constituencies;

•	Continue to develop, refine and enhance the Company’s risk exposure capabilities with regard to identifying, assessing, monitoring and measuring our individual, specific and aggregate risk exposures;

•	Source, underwrite and close profitable reinsurance transactions;

•	Work with the CEO and lead underwriter and others to facilitate and expedite the effective, accurate and diligent underwriting and execution of all reinsurance and deposit transactions; and

•	Provide effective oversight of the Company’s IT function and capabilities, with particular focus on stability, redundancy and cyber-security.

The annual incentive bonus paid for each of our NEOs as determined by the Compensation Committee based on the foregoing factors is reflected in the “Summary Compensation Table” under the “Non-Equity Incentive Plan Compensation” column.

Under the Annual Incentive Plan for 2019, the total incentive bonus pool will be determined as follows: forty percent (40%) based on the Company’s ROAE, and sixty percent (60%) based on the Company’s Combined Ratio. The size of the bonus pool contribution increases as the ROAE increases and as the Combined Ratio decreases. At target, the ROAE portion of the pool funds at 30% of salaries (60% at maximum). At target, the Combined Ratio portion of the pool funds at 45% of salaries (90% at maximum).  The maximum funding level of the bonus pool in the aggregate is 150% of salaries. No bonuses are payable with respect to the ROAE or Combined Ratio portions of the pool unless certain threshold levels are attained. Consistent with prior years, the total incentive bonus pool will be allocated to individual employees by the Compensation Committee upon the recommendation of the Chief Executive Officer based on the individual’s position in the organization, seniority level and how each employee performed relative to his or her individual annual goals.

In 2019, as part of the shift in incentive compensation from annual incentive pay to long-term incentives described above, the Compensation Committee established the following new target bonus percentages for our NEOs for 2019: 100% for Mr. Bredahl; 75% for Mr. Campbell; 85% for Mr. Coleman; 85% for Mr. Gupta; and 100% for Mr. Malloy.

Other Benefits and Perquisites

Other Benefits

The Company provides benefit plans, such as medical coverage and life and disability insurance, in line with applicable market conditions and Bermuda law. These health and welfare plans help ensure that the Company has a productive and focused workforce through reliable and competitive health and other benefits. The Company also maintains defined contribution benefit plans that provide eligible employees with an opportunity to save for retirement. The Company contributes up to 10% of all the employees’ salary or to statutory contribution limits to these plans. The NEOs are eligible to participate in the health and welfare and defined contribution plans during employment on the same basis as all other employees, subject to applicable tax and other limits on contributions.
Perquisites

The Company also provides customary additional benefits to certain expatriate employees working outside of their home country, including each of our expatriate NEOs, to better enable the Company to attract and retain key employees. These benefits are typical for the insurance/reinsurance industry, as well as for Bermuda-based companies, and are specified in our expatriate NEOs’ employment agreements. The purpose of these benefits is to rationalize the income of expatriate employees, who experience additional taxation as a result of compensation for additional housing and transportation expenses, with the income such employees would earn as employees within their native countries. These additional benefits are as follows:

•
Housing and Transportation Expenses. The Company reimburses certain expatriate NEOs for housing expenses in Bermuda and for travel and transportation expenses between the United States and Bermuda.  Our Chief Executive Officer is entitled to private air travel to and from Bermuda, and our other NEOs are eligible for private air travel to and from Bermuda when traveling with the Chief Executive Officer; otherwise they are entitled to reimbursement for commercial air travel pursuant to the terms of the Company’s policies regarding travel.  The Company’s policies also provide that our NEOs may invite family members or other guests from time to time to fly on already scheduled private air trips. In addition, Mr. Malloy received a home leave allowance.

•
Tax Expenses. To the extent the Company’s reimbursement of an expatriate NEOs’ housing or travel expenses are deemed to be taxable income to the expatriate NEO, the Company reimburses the expatriate NEO for any home country taxes payable on the additional income. The Company also pays the employee portion of Bermuda payroll taxes and social insurance for our expatriate NEOs.

•
Tax Preparation Expenses. Due to the additional complexities associated with the taxation of expatriate NEO benefits, the Company reimburses expatriate executives’ tax preparation expenses, up to $5,000 per executive, per annum.

•	Club Membership. The provision of a club membership is common practice in our industry and enables the NEOs to establish social networks with clients and others.

•
Spousal Business Travel and Entertainment Expenses. There are certain circumstances in which a spouse may accompany an employee on business travel which is considered beneficial to the Third Point Re’s business, whether directly or indirectly.

We annually review the level of employee benefits provided to NEOs and believe that the employee benefits provided are reasonable and consistent with market practices in the jurisdictions in which the Company operates. These benefits are described under “Summary Compensation Table” and “Employment Agreements with NEOs” below.
Employment Agreements with NEOs

We have entered into employment agreements with each of our NEOs as a means to attract and retain executive officers. Terms of these agreements are more fully discussed below under “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards for Fiscal Year 2018 Table - Employment Agreements”. We believe that these agreements provide our executive officers with the assurance that their employment is a long-term arrangement and provide us with the assurance that the officers’ services will be available to us for the foreseeable future. We believe that having employment agreements with our key executives is beneficial because such agreements provide retentive value, subject executives to restrictive covenants, and provide us with a competitive advantage in the recruiting process over a company that does not offer employment agreements.

In 2018, we amended the employment agreements with certain of our NEOs to reflect changes to their roles and responsibilities. In 2018, we amended Mr. Campbell’s employment agreement to provide for increased severance, and a longer noncompetition period, consistent with the other NEO employment agreements. See “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards for Fiscal Year 2018 Table” for additional information. We also amended Mr. Malloy’s employment agreement to reflect the increase to his base salary.

Other Compensation Practices and Policies

Share Ownership Guidelines. In 2018, the Company adopted share ownership guidelines in the form of a Director and Executive Share Ownership Policy to further align the economic interests of our directors and executive officers (“Designated Individuals”) with the interests of our shareholders. To accomplish this, Designated Individuals are expected not only to receive equity-based compensation but also to maintain a significant long-term equity interest in the Company. The table below summarizes the guidelines:

Required levels	CEO: 5x base salary Other Executive Officers: 3x base salary Directors: 3x annual cash retainer

Shares counted toward guidelines	- Shares owned outright (excluding pledged shares) - Performance shares, once earned - Restricted shares, upon grant date - Intrinsic value of vested options (for executive officers)

Time period to achieve	Individuals subject to this policy have five years from the date of eligibility to meet the minimum ownership requirements.

Retention requirements	Must retain 50% of net shares issued upon exercise of share options or vesting of share awards until guidelines achieved.
Clawback Policy. In 2018, we implemented an Executive Compensation Clawback Policy, applicable to all executive officers, including the CEO. In the event of: (i) a restatement of the Company’s financial results; or (ii) a material change in reserves resulting from adverse development, in either case due to an executive officer being involved in fraud, illegal conduct or other willful misconduct, any of which materially contributed to the need for such restatement (or in the case of (ii) revised reserves), this policy authorizes the Company, through its Compensation Committee, to recover any portion of performance-based or incentive compensation paid or awarded to such executive officer that was higher than the amount that would have been paid or awarded if calculated based upon the restated financial results (or in the case of (ii), revised reserves).
We are awaiting final regulatory guidance regarding clawbacks of compensation under the Dodd–Frank Wall Street Reform and Consumer Protection Act and expect to review and revise our policy as necessary after that final guidance is published and implemented by the NYSE.
Hedging and Pledging.  Our Trading Policy prohibits our employees and directors from directly or indirectly engaging in any hedging or monetization transactions with respect to Company shares. No exceptions are allowed for such transactions under the Trading Policy.  Pledging of Company shares (such as collateral for a loan, including through the use of traditional margin accounts with a broker) is also prohibited under our policy, although exceptions may be made with the approval of the Chief Executive Officer or General Counsel, or in the case of these executives, by the Audit Committee.
Tax Considerations. Section 162(m) of the Internal Revenue Code (“Section 162m”) generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the Chief Executive Officer, Chief Financial Officer or any of the three other highest paid executive officers and certain prior holders of such positions. The exemption from Section 162(m)’s deduction limit for performance-based compensation has been repealed for taxable years beginning after December 31, 2017. However, written, binding contracts evidencing performance-based compensation arrangements that were in effect as of November 2, 2017 and certain arrangements entered into before or during a transition period after our initial public offering and that have not been materially modified may qualify for an exemption from the deduction limitation. Regardless, Section 162(m) has limited effect on us. As a Bermuda-domiciled company, we do not receive a U.S. tax deduction for compensation paid to employees of non-U.S. companies and, accordingly, the limitations of Section 162(m) do not impact compensation paid to our NEOs with respect to their employment by non-U.S. companies. Beginning in 2018, compensation paid to our NEOs with respect to their employment by subsidiaries that are organized in the United States in excess of $1 million will generally not be deductible. While our Committee considers the impact of Section 162(m) when developing and implementing our executive compensation programs, the Committee believes that it is important to preserve flexibility in designing compensation programs and it is expected that our Compensation Committee will authorize compensation that is not deductible under Section162(m). With respect to our U.S. taxpayer employees, including certain of our NEOs, we design our compensation arrangements also taking into account Internal Revenue Code Sections 409A and 457A.
Say on Pay. The Compensation Committee considers the outcome of shareholder advisory votes on executive compensation when making decisions relating to the compensation of our NEOs and our executive compensation programs. At our 2018 annual meeting of shareholders, our shareholders approved the compensation paid to our NEOs in a non-binding advisory vote. Approximately 98% of the shareholders who voted on the proposal voted in favor of the proposal. The Compensation Committee believes the results conveyed support for the philosophy, strategy and objectives of our executive compensation program.
At our 2015 annual general meeting, our shareholders voted, on an advisory basis, to hold future advisory votes to approve executive compensation every three years. In accordance with our shareholders’ recommendation, our Board of Directors determined to include an advisory shareholder vote on executive compensation in its proxy materials every three years until the next required advisory vote on the frequency of shareholder votes on executive compensation. The next advisory votes to approve executive compensation and the frequency of say on pay will occur no later than our 2021 annual general meeting.
Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with members of management, and based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee

Gretchen A. Hayes (Chairman)
Steven E. Fass
Mary R. Hennessy
Mark Parkin

Summary Compensation Table

Name and Principal Position (3)	Fiscal Year	Salary	Bonus	Share Awards (2)	Non-Equity Incentive Plan Compensation(1)	All Other Compensation(4)	Total
		($)	($)	($)	($)	($)	($)

J. Robert Bredahl, President and Chief Executive Officer of the Company; Chief Executive Officer of Third Point Re USA	2018	800,000	—	1,500,006	425,000	300,046	3,025,052
	2017	800,000	—	749,995	3,360,000	373,354	5,283,349
	2016	787,500	—	800,006	__	573,753	2,161,259

Nicholas J. D. Campbell, Chief Risk Officer; Executive Vice President, Underwriting, Third Point Re BDA	2018	480,000	—	299,996	170,000	126,904	1,076,900
	2017	480,000	—	500,005	1,250,000	89,264	2,319,269

Christopher S. Coleman, Chief Financial Officer of the Company; Chief Operating Officer of Third Point Re BDA	2018	500,000	—	499,997	275,000	128,714	1,403,711
	2017	500,000	—	899,994	1,575,000	99,470	3,074,464
	2016	480,000	—	500,004	—	116,735	1,096,739

Manoj K. Gupta, President of Third Point Re USA; Head of Investor Relations for the Company	2018	500,000	—	400,004	250,000	54,574	1,204,578
	2017	500,000	—	550,000	1,575,000	54,708	2,679,708
	2016	500,000	100,000	300,002	—	133,257	1,033,259

Daniel V. Malloy, Chief Executive Officer, Third Point Re BDA	2018	718,750	—	600,005	315,000	273,769	1,907,524
	2017	700,000	—	1,600,006	2,725,000	246,495	5,271,501
	2016	700,000	—	600,005	—	283,175	1,583,180

(1)
For 2018 the Company achieved a 106.8% Combined Ratio and therefore, bonuses were payable under our Annual Incentive Plan. See “Compensation Discussion and Analysis - Elements of our Executive Compensation Program - Annual Incentive Pay”.

(2)
See “Compensation Discussion and Analysis - Elements of our Executive Compensation Program - Long-Term Incentives”. Messrs. Bredahl, Campbell, Coleman, Gupta and Malloy were granted a total of 160,143, 32,028, 53,381, 42,705 and 64,058 performance-based restricted shares at maximum performance levels in 2018, respectively. Performance-based restricted share awards generally vest based on continued employment and the achievement of certain financial performance measures over a three-year performance period. The number of performance-based restricted shares that may be retained upon vesting will vary based on the level of achievement of the performance goals. The award value included in the table for 2018 corresponds to the grant date fair value of performance-based restricted shares based upon the probable outcome of such performance criteria. Assuming the maximum performance levels are achieved, the grant date fair value of performance-based restricted shares granted in 2018 would equal $2,250,009, $449,993, $750,003, $600,005 and $900,015 for Messrs. Bredahl, Campbell, Coleman, Gupta and Malloy, respectively. The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, modified to exclude the effect of estimated forfeitures. The fair value was determined using the methodology and assumptions set forth in Note 18, “Share-Based Compensation,” to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2018, which are hereby incorporated herein by reference.

(3)	Reflects current titles. During 2018, Mr. Gupta served as President of Third Point Re USA; Head of Investor Relations and Business Development for the Company.

(4)	The following table sets forth the compensation reflected in the “All Other Compensation” column for the fiscal year ended December 31, 2018.

All Other Compensation 2018

Name	Company Contributions to Retirement Plans ($)(a)	Reimbursed Housing Expenses ($)(b)	Tax Reimbursements ($)(c)	Other ($) (d)	Total Other Compensation ($)
J. Robert Bredahl	55,000	82,542	135,938	26,566	300,046
Nicholas J. D. Campbell	48,000	—	75,304	3,600	126,904
Christopher S. Coleman	50,000	—	75,331	3,383	128,714
Manoj K. Gupta	49,998	—	—	4,576	54,574
Daniel V. Malloy	55,000	102,838	79,476	36,455	273,769

(a)	Represents Company contributions (employer and employee contributions paid by the Company) to retirement plans.

(b)
Messrs. Bredahl and Malloy are entitled to a housing allowance under the terms of their employment agreements. This represents cost of housing, utilities, including electricity and cable services, and furnishings paid or reimbursed by the Company.

(c)
Represents payment of the employee portion of Bermuda payroll taxes and social security insurance on behalf of certain Bermuda-based NEOs and reimbursement of all taxes incurred with respect to: (i) the housing allowance and related expenses; (ii) Company-paid transportation benefits; (iii) the Company-paid employee portion of Bermuda social insurance tax; (iv) tax preparation benefits; and (v) the tax reimbursement payments.

(d)
As Chief Executive Officer, Mr. Bredahl is entitled to private air travel to and from Bermuda. NEOs may also invite family members or other guests from time to time to fly on already scheduled private air trips. There is no incremental cost to the Company and therefore, there is no value included in these amounts for family or other guests. This total also includes ground transportation costs paid by the Company. In addition, this total represents the employee portion of reimbursed personal tax preparation cost for Messrs. Bredahl, Coleman, Gupta, and Malloy and reimbursement of club membership for Mr. Campbell. In the case of Mr. Malloy, this amount also includes a home leave allowance and the reimbursement of expenses for spousal travel and meals for business events to which spouses are invited.

Grants of Plan-Based Awards for Fiscal Year 2018
The following table provides information concerning awards granted to the NEOs in the last fiscal year:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum
		($)	($)	($)	(#)	(#)	(#)
J. Robert Bredahl
Annual Incentive Plan		—	1,600,000	(4)
Omnibus Incentive Plan	2/28/2018				—	106,762	160,143	1,500,006

Nicholas J. D. Campbell
Annual Incentive Plan		—	600,000	(4)
Omnibus Incentive Plan	2/28/2018				—	21,352	32,028	299,996

Christopher S. Coleman
Annual Incentive Plan		—	750,000	(4)
Omnibus Incentive Plan	2/28/2018				—	35,587	53,381	499,997

Manoj K. Gupta
Annual Incentive Plan		—	500,000	(4)
Omnibus Incentive Plan	2/28/2018				—	28,470	42,705	400,004

Daniel V. Malloy
Annual Incentive Plan		—	1,341,250	(4)
Omnibus Incentive Plan	2/28/2018				—	42,705	64,058	600,005

(1)
A discussion of the 2018 annual cash incentives, including awards earned for 2018 and paid in March 2019 can be found under “Compensation Discussion and Analysis - Elements of our Executive Compensation Program - Annual Incentive Pay”.

(2)
Performance-based restricted share awards made pursuant to the Omnibus Incentive Plan for the 2018-2021 performance cycle and are scheduled to vest on March 1, 2021. Restricted share awards generally vest based on continued employment and the achievement of certain financial performance measures over a three-year performance period. Performance-based restricted shares that do not vest at the end of the three-year period are forfeited. 0% of the awards vest unless performance exceeds the threshold performance level. Linear interpolation applies to determine the vesting percentage between threshold and target and between target and maximum performance levels. For a more detailed discussion of the 2018 performance-based restricted share awards, see “Compensation Discussion and Analysis - Elements of our Executive Compensation Program - Long-Term Incentives”.

(3)
The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 based on the probable outcome of such performance criteria. The fair value was determined using the methodology and assumptions set forth in Note 18, “Share-Based Compensation” to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2018, which are hereby incorporated herein by reference.

(4)
None of our NEOs have a stated maximum annual cash incentive in their employment agreements; however, the Annual Incentive Plan contains a maximum bonus pool funding of 390% of salaries and our Annual Incentive Plan has a maximum individual award cash incentive limit of $5 million. The incentive bonus pool is allocated to individual employees by the Compensation Committee upon the recommendation of the Chief Executive Officer based on the individual’s position in the Company, seniority level, and how each employee performed relative to his or her individual annual goals, and as compared to comparable positions in the Peer Group data, such allocations not to exceed $5 million.  See “Compensation Discussion and Analysis - Elements of our Executive Compensation Program - Annual Incentive Pay”.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards for Fiscal Year 2018 Table

Employment Agreements

The principal terms of the employment agreements with each of our NEOs are discussed below.
J. Robert Bredahl. We have entered into an employment agreement with Mr. Bredahl which we amended in 2017 to reflect his promotion to President and Chief Executive Officer of the Company, effective March 1, 2017, and subject to customary Bermuda immigration approval. As amended, the employment agreement sets Mr. Bredahl’s annual base salary at $800,000. The employment agreement specifies that Mr. Bredahl is eligible for an annual bonus, based on achievement of such individual and corporate performance goals as may be established by the Board. In 2019, Mr. Bredahl consented to a target bonus percentage of 100% for 2019 and subsequent years. Mr. Bredahl’s employment agreement also provides that, during the term of his employment and while his principal place of employment is Bermuda, he is entitled to: (i) air travel to and from Bermuda under the Company’s air travel policies applicable to the most senior executives of the Company; (ii) a housing allowance of $10,000 per month; and (iii) tax reimbursement for the taxes incurred with respect to: (a) the air travel benefit; (b) the housing benefit; and (c) the tax reimbursement payment. Under the terms of his employment agreement, he is entitled to five weeks of paid vacation annually, and is also eligible to participate in all normal Company benefits, including the Company’s 401(k), medical, dental and life and disability insurance plans and programs in accordance with the terms of such arrangements.
Mr. Bredahl’s employment term under his amended and restated employment agreement, is for a three-year term beginning March 1, 2017, and automatically extends for an additional year on the third anniversary of such commencement date and every anniversary thereafter, unless either party gives notice of non-extension at least 90 days prior to such anniversary.

If Mr. Bredahl’s employment is terminated by the Company without cause or if Mr. Bredahl resigns for good reason,
Mr. Bredahl will be entitled to receive the following benefits: (i) an amount equal to his target annual cash bonus for the fiscal year in which the termination date occurs, payable in cash in a lump sum after the end of the calendar year in which the termination date occurs, and no later than March 15 of such subsequent calendar year; (ii) payment of 18 months’ base salary, payable over the 18-month period following the termination date; (iii) 18 months of continued participation in medical and life insurance benefits at active employee rates; (iv) Mr. Bredahl’s vested options to purchase Company shares will remain exercisable until their normal expiration date; and (v) Mr. Bredahl’s performance shares will remain outstanding through the scheduled vesting dates and will vest pro rata through the termination date and/or be forfeited based solely on satisfaction of the applicable performance goals without regard to his continued service. The payment of the above shall be contingent on Mr. Bredahl executing a general release of all claims against the Company. If Mr. Bredahl’s employment is terminated due to his death or disability, Mr. Bredahl will be entitled to receive an annual bonus payment, prorated for the period of his service prior to the termination date. Following termination of his employment for any reason, Mr. Bredahl will be entitled to receive: (i) all accrued and unpaid base salary and benefits; and (ii) reimbursement for approved business expenses incurred prior to termination. Mr. Bredahl is subject to confidentiality and non-disparagement covenants and, during the term of his employment and for 18 months following termination of employment, to non-competition and non-solicitation covenants.

Mr. Bredahl is entitled to coverage under a directors and officers insurance policy during his employment and for six years following the termination of his employment. The Company and Mr. Bredahl have entered into an Indemnification Agreement pursuant to which the Company has agreed to indemnify Mr. Bredahl acting in his capacity as an officer or director in relation to any of our affairs for any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which he may be guilty in relation to the Company other than in respect of his own fraud or dishonesty.

Nicholas J. D. Campbell. We have entered into an employment agreement with Mr. Campbell dated December 13, 2013, pursuant to which he agreed to serve initially as the Senior Vice President of Underwriting of Third Point Re BDA, and with effect from April 1, 2015, the Chief Risk Officer of the Company. With effect from March 3, 2017, Mr. Campbell was promoted to Executive Vice President of Underwriting of Third Point Re BDA, and retained the role of Chief Risk Officer of the Company. The employment agreement sets Mr. Campbell’s annual base salary at $480,000. The employment agreement specifies that Mr. Campbell is eligible for an annual bonus with a threshold, target and maximum amount of, respectively, 50%, 150% and 300% of base salary, based on achievement of such individual and corporate performance goals as may be established by the Board. Mr. Campbell has consented to a target bonus percentage of 75% for 2019 and subsequent years. Under the terms of his employment agreement, Mr. Campbell is entitled to four weeks of paid vacation annually, and is also eligible to participate in all normal Company benefits, including the Company’s pension plan, medical, dental and life and disability insurance plans and programs in accordance with the terms of such arrangements.
Mr. Campbell’s employment term was for an initial term of two years and three months, effective from December 13, 2013, and automatically extended for an additional year on March 17, 2016, and automatically extends at every anniversary thereafter, unless either party gives notice of non-extension at least 90 days prior to such anniversary.

In 2018, we amended Mr. Campbell’s employment agreement to reflect changes to the termination payment provisions and the “Noncompetition Term”, in order to align Mr. Campbell’s termination and retention terms with those of other NEOs. If Mr. Campbell’s employment is terminated by the Company without cause or if Mr. Campbell resigns for good reason, Mr. Campbell will be entitled to receive: (i) an annual bonus payment, prorated for the period of his service prior to the termination date; (ii) payment of 18 months’ base salary, payable over the 18 month period following the termination date; and (iii) 18 months of continued participation in medical and life insurance benefits at active employee rates. The payment of the above shall be contingent on Mr. Campbell’s executing a general release of all claims against the Company. If Mr. Campbell’s employment is terminated due to his death or disability, Mr. Campbell will be entitled to receive an annual bonus payment, prorated for the period of his service prior to the termination date. Following termination of his employment for any reason, Mr. Campbell will be entitled to receive: (i) all accrued and unpaid base salary and benefits; and (ii) reimbursement for approved business expenses incurred prior to termination. Mr. Campbell is subject to confidentiality and non-disparagement covenants and, during the term of his employment and for 18 months following termination of employment, to non-competition and non-solicitation covenants.

Mr. Campbell is entitled to coverage under a directors and officers insurance policy during his employment and for six years following the termination of his employment. The Company and Mr. Campbell have entered into an Indemnification Agreement pursuant to which the Company has agreed to indemnify Mr. Campbell acting in his capacity as an officer or director in relation to any of our affairs for any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which he may be guilty in relation to the Company other than in respect of his own fraud or dishonesty.
Christopher S. Coleman. We have entered into an employment agreement with Mr. Coleman pursuant to which he has agreed to serve as our Chief Financial Officer. The employment agreement sets Mr. Coleman’s annual base salary at $420,000; his current base salary is $500,000. The employment agreement specifies that Mr. Coleman is eligible for an annual bonus with a threshold, target and maximum amount of, respectively, 50%, 150% and 300% of base salary, based on achievement of such individual and corporate performance goals as may be established by the Board. Mr. Coleman has consented to a target bonus percentage of 85% for 2019 and subsequent years. Under the terms of his employment agreement, Mr. Coleman is entitled to five weeks of paid vacation annually, and is also eligible to participate in all normal Company benefits, including the Company’s pension plan, medical, dental and life and disability insurance plans and programs in accordance with the terms of such arrangements.
Mr. Coleman’s employment term is for a three year period effective from November 10, 2014, and automatically extends for an additional year on the third anniversary of the employment agreement commencement date and every anniversary thereafter, unless either party gives notice of non-extension at least 90 days prior to such anniversary. If Mr. Coleman’s employment is terminated by the Company without cause or if Mr. Coleman resigns for good reason, Mr. Coleman will be entitled to receive: (i) an annual bonus payment, prorated for the period of his service prior to the termination date; (ii) payment of 18 months’ base salary, payable over the 18 month period following the termination date; and (iii) 18 months of continued participation in medical and life insurance benefits at active employee rates. The payment of the above shall be contingent on Mr. Coleman executing a general release of all claims against the Company. If Mr. Coleman’s employment is terminated due to his death or disability, Mr. Coleman will be entitled to receive an annual bonus payment, prorated for the period of his service prior to the termination date. Following termination of his employment for any reason, Mr. Coleman will be entitled to receive: (i) all accrued and unpaid base salary and benefits; and (ii) reimbursement for approved business expenses incurred prior to termination. Mr. Coleman is subject to confidentiality and non-disparagement covenants and, during the term of his employment and for 18 months following termination of employment, to non-competition and non-solicitation covenants.

Mr. Coleman is entitled to coverage under a directors and officers insurance policy during his employment and for six years following the termination of his employment. The Company and Mr. Coleman have entered into an Indemnification Agreement pursuant to which the Company has agreed to indemnify Mr. Coleman acting in his capacity as an officer or director in relation to any of our affairs for any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which he may be guilty in relation to the Company other than in respect of his own fraud or dishonesty.
Manoj K. Gupta. We have entered into an employment agreement with Mr. Gupta pursuant to which he serves in his current position. In 2017 we amended Mr. Gupta’s employment agreement to reflect his promotion to the additional role of Executive Vice President, Underwriting of Third Point Re USA, effective March 1, 2017. Subsequently, we amended his employment agreement to reflect his promotion to the role of President of Third Point Re USA, effective August 3, 2017. The employment agreement sets Mr. Gupta’s annual base salary at $500,000. The employment agreement specifies that Mr. Gupta is eligible for an annual bonus with a threshold, target and maximum amount of, respectively, 50%, 150% and 300% of base salary, based on achievement of such individual and corporate performance goals as may be established by the Board. Mr. Gupta has consented to a target bonus percentage of 85% for 2019 and subsequent years. Under the terms of his employment agreement, Mr. Gupta is entitled to four weeks of paid vacation annually, and is also eligible to participate in all normal Company benefits, including the Company’s 401(k), medical, dental and life and disability insurance plans and programs in accordance with the terms of such arrangements.
Mr. Gupta’s employment term was for an initial period of three years ending March 27, 2015, and automatically extended for an additional year on the third anniversary of the employment agreement commencement date. It automatically extends for an additional year every anniversary thereafter, unless either party gives notice of non-extension at least 90 days prior to any such anniversary.

If Mr. Gupta’s employment is terminated by the Company without cause or if Mr. Gupta resigns for good reason, Mr. Gupta will be entitled to receive: (i) an annual bonus payment, prorated for the period of his service prior to the termination date; (ii) payment of 18 months’ base salary, payable over the 18 month period following the termination date; and (iii) 18 months of continued participation in medical and life insurance benefits at active employee rates. The payment of the above shall be contingent on Mr. Gupta executing a general release of all claims against the Company. If Mr. Gupta’s employment is terminated due to his death or disability, Mr. Gupta will be entitled to receive an annual bonus payment, prorated for the period of his service prior to the termination date. Following termination of his employment for any reason, Mr. Gupta will be entitled to receive: (i) all accrued and unpaid base salary and benefits; and (ii) reimbursement for approved business expenses incurred prior to termination. Mr. Gupta is subject to confidentiality and non-disparagement covenants and, during the term of his employment and for 18 months following termination of employment, to non-competition and non-solicitation covenants.

Mr. Gupta is entitled to coverage under a directors and officers insurance policy during his employment and for six years following the termination of his employment. The Company and Mr. Gupta have entered into an Indemnification Agreement pursuant to which the Company has agreed to indemnify Mr. Gupta acting in his capacity as an officer or director in relation to any of our affairs for any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which he may be guilty in relation to the Company other than in respect of his own fraud or dishonesty.

Daniel V. Malloy. We have entered into an employment agreement with Mr. Malloy, pursuant to which he has agreed to serve as the Executive Vice President, Underwriting of Third Point Re BDA. The employment agreement sets Mr. Malloy’s annual base salary at $700,000. In 2018 we amended Mr. Malloy’s employment agreement to reflect an increase in base salary to $725,000 per annum. In 2017 we amended Mr. Malloy’s employment agreement to reflect his promotions to Chief Underwriting Officer of Third Point Re BDA and subsequently to Chief Executive Officer of Third Point Re BDA. The employment agreement specifies that Mr. Malloy is eligible for an annual bonus with a threshold, target and maximum amount of, respectively, 50%, 150% and 300% of base salary, based on achievement of such individual and corporate performance goals as may be established by the Board. Mr. Malloy has consented to a target bonus percentage of 100% for 2019 and subsequent years. Mr. Malloy’s employment agreement also provides that, during the term of his employment and while his principal place of employment is Bermuda, he is entitled to: (i) a housing allowance of $8,150 per month; and (ii) tax reimbursement for the taxes incurred with respect to: (a) the housing benefit; and (b) the tax reimbursement payment. Under the terms of his employment agreement, he is entitled to four weeks of paid vacation annually, and is also eligible to participate in all normal Company benefits, including the Company’s 401(k), medical, dental and life and disability insurance plans and programs in accordance with the terms of such arrangements.
Mr. Malloy’s employment term was for an initial period of three years ending January 23, 2015, at which time his employment agreement was amended to reflect a further three-year term beginning January 23, 2015, and which automatically extends for an additional year on the third anniversary of such commencement date and every anniversary thereafter, unless either party gives notice of non-extension at least 90 days prior to such anniversary.
If Mr. Malloy’s employment is terminated by the Company without cause or if Mr. Malloy resigns for good reason, Mr. Malloy will be entitled to receive: (i) an annual bonus payment, prorated for the period of his service prior to the termination date; (ii) payment of 18 months’ base salary, payable over the 18 month period following the termination date; and (iii) 18 months of continued participation in medical and life insurance benefits at active employee rates. The payment of the above shall be contingent on Mr. Malloy executing a general release of all claims against the Company. If Mr. Malloy’s employment is terminated due to his death or disability, Mr. Malloy will be entitled to receive an annual bonus payment, prorated for the period of his service prior to the termination date. Following termination of his employment for any reason, Mr. Malloy will be entitled to receive: (i) all accrued and unpaid base salary and benefits; and (ii) reimbursement for approved business expenses incurred prior to termination. Mr. Malloy is subject to confidentiality and non-disparagement covenants and, during the term of his employment and for 18 months following termination of employment, to non-competition and non-solicitation covenants.
Mr. Malloy is entitled to coverage under a directors and officers insurance policy during his employment and for six years following the termination of his employment. The Company and Mr. Malloy have entered into an Indemnification Agreement pursuant to which the Company has agreed to indemnify Mr. Malloy acting in his capacity as an officer or director in relation to any of our affairs for any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which he may be guilty in relation to the Company other than in respect of his own fraud or dishonesty.
For purposes of each of our active NEO employment agreements, “Cause” is defined in the employment agreements generally as: (i) a willful failure to perform duties or negligent performance of such duties that has caused or can result in material injury to the Company; (ii) willful and serious misconduct that has caused or can result in material injury to the Company; (iii) a willful and material violation of a Company policy that has caused or can result in material injury to the Company; (iv) a willful and material breach of any obligations under the employment agreement; (v) a failure to timely comply with a lawful and reasonable direction or instruction of the Board; or (vi) a conviction of, or plea of guilty or nolo contendre to, a felony. Notice and cure provisions apply.
“Good Reason” is defined in the employment agreements generally as: (i) a substantial diminution of duties; (ii) a reduction in base salary; or (iii) a material breach by the Company of the employment agreement. Notice and cure provisions apply.

Share Incentive Plans
Each grant of share options and restricted shares to our NEOs is governed by our Share Incentive Plan or our Omnibus Incentive Plan and an option agreement or a restricted share agreement, which provide, among other things, the vesting provisions of the options and restricted shares and the option term.
Outstanding Equity Awards at Fiscal Year-End 2018

	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Shares that Have Not Vested (#) (1)	Market Value of Shares or Units of Shares that Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(2)

J. Robert Bredahl	1,325,582	10.00	1/26/2022	28,359	273,381	—		—
	441,860	16.00	1/26/2022	—	—	61,475	(3)	592,619
	441,860	20.00	1/26/2022	—	—	106,762	(4)	1,029,186

Nicholas J. D. Campbell	209,302	15.05	12/17/2023	3,545	34,174	—
	69,767	21.05	12/17/2023			40,984	(3)	395,086
	69,767	25.05	12/17/2023			21,352	(4)	205,833

Christopher S. Coleman	209,302	10.89	4/1/2023	17,725	170,869	—		—
	69,767	16.89	4/1/2023	—	—	73,770	(3)	711,143
	69,767	20.89	4/1/2023	—	—	35,587	(4)	343,059

Manoj K. Gupta	348,837	10.00	4/16/2022	10,635	102,521	—		—
	116,279	16.00	4/16/2022	—	—	45,082	(3)	434,590
	116,279	20.00	4/16/2022	—	—	28,470	(4)	274,451

Daniel V. Malloy	976,744	10.00	1/23/2022	21,270	205,043	—		—
	325,581	16.00	1/23/2022	—	—	131,148	(3)	1,264,267
	325,581	20.00	1/23/2022	—	—	42,705	(4)	411,676

(1)	These equity awards vested on March 1, 2019, based on performance achieved as of December 31, 2018.

(2)	Market value of the shares that have not vested is based on the $9.64 per share closing price of the Company’s common shares on the NYSE on December 31, 2018.

(3)
These performance-based equity awards are not eligible to vest until March 1, 2020. These performance-based awards generally vest based on continued employment through the vesting date (except with respect to Mr. Bredahl) and the achievement of certain financial performance measures over a three-year period ending December 31, 2019. Performance-based restricted shares that do not vest at the end of the three-year period are forfeited. Performance-based share amounts reflected in this table are based on achieving the target performance goals.

(4)
These performance-based equity awards are not eligible to vest until March 1, 2021. These performance-based awards generally vest based on continued employment through the vesting date (except with respect to Mr. Bredahl) and the achievement of certain financial performance measures over a three-year period ending December 31, 2020. Performance-based restricted shares that do not vest at the end of the three-year period are forfeited. Performance-based share amounts reflected in this table are based on achieving the target performance goals.

Option Exercises and Shares Vested

	Option Awards		Share Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
J. Robert Bredahl	—	—	24,532	350,808
Nicholas J. D. Campbell	—	—	3,066	43,844
Christopher S. Coleman	—	—	12,266	175,404
Manoj K. Gupta	—	—	9,199	131,546
Daniel V. Malloy	—	—	18,399	263,106

(1)	Amounts reflect shares issued under our Omnibus Incentive Plan in connection with the vesting of equity-based awards on March 1, 2018.

(2)
The values reflected in this column were calculated by multiplying the number of shares that vested on March 1, 2018, by the closing price of $14.30 per Company share on the NYSE on the applicable vesting date.

Potential Payments Upon Termination or Change in Control
The information below describes and quantifies certain compensation that would have become payable to each of Messrs. Bredahl, Campbell, Coleman, Gupta and Malloy under their respective employment agreements as if the NEO’s employment had been terminated or if a change in control had occurred on December 31, 2018, given the NEO’s compensation and service levels as of such date and, where applicable, based on the fair market value of our common shares on that date. These benefits set forth in the table below for our NEOs are in addition to benefits available generally to salaried employees, such as distributions under our 401(k) savings plans, disability benefits and accrued vacation benefits.
Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event, our share price and the executive’s age.

Name	Termination of Employment due to Death/Disability ($)	Termination of Employment for Cause ($)	Termination of Employment Without Cause or for Good Reason ($)	Termination of Employment for Retirement at Retirement Age(1)	Change in Control Only (No Related Termination) ($)	Change in Control and Qualified Termination ($)

J. Robert Bredahl
Cash Payments(2)	425,000	—	1,625,000	—	—	1,625,000
Acceleration of Vesting of Performance-Based Restricted Share Awards (3)	—	—	—	—	733,238	1,604,414
Other Benefits (4)	—	—	76,954	—	—	76,954

Nicholas J. D. Campbell
Cash Payments (2)	170,000	—	890,000	—	—	890,000
Acceleration of Vesting of Performance-Based Restricted Share Awards (3)	—	—	—	—	340,755	514,988
Other Benefits (4)	—	—	60,414	—	—	60,414

Christopher S. Coleman
Cash Payments(2)	275,000	—	1,025,000	—	—	1,025,000
Acceleration of Vesting of Performance-Based Restricted Share Awards(3)	—	—	—	—	722,701	1,013,087
Other Benefits(4)	—	—	73,097	—	—	73,097

Manoj K. Gupta
Cash Payments(2)	250,000	—	1,000,000	—	—	1,000,000
Acceleration of Vesting of Performance-Based Restricted Share Awards (3)	—	—	—	—	439,748	672,062
Other Benefits (4)	—	—	57,530	—	—	57,530

Daniel V. Malloy
Cash Payments (2)	315,000	—	1,402,500	—	—	1,402,500
Acceleration of Vesting of Performance-Based Restricted Share Awards (3)	—	—	—	—	1,186,086	1,534,563
Other Benefits (4)	—	—	59,997	—	—	59,997

(1)	None of the NEOs were eligible for retirement on December 31, 2018.

(2)
Includes base salary continuation for the applicable severance period and prorated annual cash bonus, as applicable, as described below under “Severance Payments”. Because the assumed termination date is December 31, 2018, the full bonus amount is reflected.

(3)
No performance-based restricted shares vest upon termination of employment as of December 31, 2018. In the event of a change in control without termination of employment, assumes 40% of the outstanding target number of performance shares granted in 2016 and 78% of the outstanding target number of performance shares granted in 2017. Performance shares granted in 2018 would not vest unless the executive’s employment was terminated without cause or the executive resigned for good reason.  In such event, 85% of the performance shares granted in 2018 would also vest. The number of assumed vested shares have been multiplied by $9.64, the closing price on the NYSE of our shares on December 31, 2018. See “Accelerated Vesting of Equity Awards on Certain Terminations of Employment or a Change in Control - Performance - Based Restricted Shares” below.

(4)	Reflects the cost to us of continued participation in medical and life insurance benefits over the severance period. See “Severance Payments” below.
Severance Payments
As noted above (see “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards for Fiscal Year 2018 Table”), the employment agreements for each of our NEOs, provide for severance payments and benefits on specified termination events. Any such severance is subject to the NEO’s execution and non-revocation of a release of claims against us. Each employment agreement includes definitions of “cause” and “good reason”.
Pursuant to the terms of their employment agreements as in effect on December 31, 2018, and subject to their execution of a general release of claims, if an NEO’s employment is terminated by the Company without cause or the NEO resigns for good reason, the NEO will be entitled to receive: (i) an annual bonus payment, prorated for the period of his service prior to the termination date; (ii) payment of 18 months’ base salary, payable over the 18 month period following the termination date; and (iii) 18 months of continued participation in medical and life insurance benefits at active employee rates. For the NEOs other than Mr. Bredahl, if the NEO’s employment is terminated due to death or disability, then the NEO will be entitled to receive an annual bonus payment, prorated for the period of his service prior to the termination date. Pursuant to his employment agreement, if Mr. Bredahl is terminated by the Company without cause or if he resigns for good reason, he will not receive a pro-rated bonus. He will, however, receive an additional payment in an amount equal to his target annual cash bonus for the fiscal year in which the termination date occurs. Like other employees generally, following termination of employment for any reason, each NEO is entitled to receive: (i) all accrued and unpaid base salary and benefits; and (ii) reimbursement for approved business expenses incurred prior to termination.
Accelerated Vesting of Equity Awards on Certain Terminations of Employment or a Change in Control - Options
Pursuant to the terms of the active NEOs’ Option Agreements, treatment of options upon a termination of employment is as follows:
Termination due to death or disability: Options that would have become exercisable on the vesting date immediately following the date of termination (measuring achievement of the capital condition as of the date of termination) become vested on termination; all vested options are exercisable until the earlier to occur of: (i) the first anniversary of termination; or (ii) the options’ normal expiration date.
Termination without cause or for good reason: Options that would have become exercisable on: (i) the vesting date immediately following the date of termination become exercisable immediately; and (ii) the options that would have become exercisable on the second vesting date following termination become exercisable on a pro rata basis, with the number of options that vest on termination determined by multiplying the total number of options scheduled to vest on the second vesting date by a ratio, the numerator of which is the number of days in the applicable vesting period that occur prior to the first anniversary of the date of termination and denominator of which is 365. Any remaining unvested options will be canceled immediately. Vested options are exercisable until the earlier to occur of: (i) the first anniversary of termination (other than for Mr. Bredahl); or (ii) the options’ normal expiration date.
Termination for cause: All options vested as of the termination date remain exercisable for three months following the termination date or, if earlier, until the options’ normal expiration date; unvested options terminate and are canceled immediately.
Termination for any other reason: Any unvested options are canceled immediately. Vested options are exercisable until the earlier to occur of: (i) ninety (90) days following termination; (ii) the options’ normal expiration date; or (iii) by mutual agreement.
In addition, in the event we undergo a change in control, each option for which the performance conditions have been satisfied as of immediately prior to the change in control (regardless of whether the service condition has been met) will be canceled in exchange for a payment equal to the excess, if any, of the consideration received by us for a common share in the change in control transaction over the exercise price of the option, and all other options will be immediately canceled for no consideration.
As of December 31, 2018, none of our NEOs held unvested options.
Accelerated Vesting of Equity Awards on Certain Terminations of Employment or a Change in Control - Performance-Based Restricted Shares
Pursuant to the terms of the NEOs’ Performance-Based Restricted Share Award Agreements, treatment of performance-based restricted shares is as follows:
Termination due to death or disability: Performance-based restricted shares are deemed vested to the extent that the shares would have vested any time prior to the first anniversary following the date of termination, had the NEO continued

service through such anniversary, subject to the achievement of the performance goals; any remaining unvested performance-based shares are forfeited and canceled at the time of termination.
Retirement: Performance-based restricted shares are deemed vested to the extent that the performance-based shares would have vested at the normal vesting date had the NEO continued his service until such date, subject to achievement of the performance goals; any remaining unvested performance-based shares are forfeited and canceled at the time of termination.
Termination for cause: All outstanding performance-based restricted shares, whether vested or unvested, are forfeited and canceled at the time of termination.
Termination for any other reason: For NEOs other than Mr. Bredahl, all unvested performance-based restricted shares are forfeited and canceled. For Mr. Bredahl, upon a termination without cause or by Mr. Bredahl for good reason, his performance shares will remain outstanding through the scheduled vesting dates and will vest pro rata through the termination date and/or be forfeited based solely on satisfaction of the applicable performance goals without regard to his continued service.

In the event we undergo a change in control, then the performance-based restricted shares granted prior to 2018 will vest immediately prior to the change in control to the extent of the number of performance-based restricted shares that would vest based on achievement of the performance goals determined based on performance achieved through the end of the fiscal quarter ending immediately prior to the change in control. Any remaining unvested performance-based restricted shares will be forfeited and canceled effective immediately prior to the change in control. Performance-based restricted shares granted in 2018 and 2019 are subject to double-trigger vesting as described below.

Change in Control and Qualified Termination: Upon a termination without cause or good reason in connection with a change in control, the NEOs are eligible for the severance benefits described above under “severance payments”.

Performance-based restricted shares granted in 2018 and 2019 are subject to double-trigger vesting. In the event we undergo a change in control, and the recipient of performance-based restricted shares is terminated by the Company without cause or he or she resigns for good reason during the period beginning 90 days prior to the change in control and ending 24 months following the change in control, the performance-based restricted shares will vest on the effective date of a termination of service, at target levels, or, if greater, at levels based on actual performance achieved through the end of the fiscal quarter ending immediately prior to the change in control.  Any remaining unvested performance-based restricted shares will be forfeited and canceled effective as of the termination of service. All other outstanding awards are treated as described above upon the change in control.

Compensation of Directors for Fiscal Year 2018

On November 6, 2013, we adopted a Director Compensation Policy that was subsequently amended and restated on May 5, 2015, May 3, 2017 and May 9, 2018. It provides that each independent director will receive annual compensation under their Director Services Agreements of $200,000 (or $235,000, in the case of the Chairman of the Audit Committee of the Board, Mr. Parkin, and $250,000 in the case of the Lead Independent Director, Mr. Fass), payable 50% in cash and 50% in restricted shares of the Company. The cash portion of the retainer is paid in equal, quarterly installments, and is pro-rated for partial years of Board service. Restricted share grants are made on or around the date of the annual meeting of shareholders, with the number of shares being calculated based on the fair market value of a common share of the Company on the date of grant. Restricted share grants are also pro-rated for partial years of Board service, with the grant typically being made on the date that the director begins his or her Board service. All restricted share grants are made under the Omnibus Incentive Plan and the applicable award agreements entered into between the Company and the director, including vesting and forfeiture provisions. The restricted shares vest quarterly, subject to the director’s continued Board service through each vesting date.
Our directors who are not independent (including those who are our employees) do not receive compensation for serving as members of our Board. Because we only pay compensation to independent directors, Messrs. Bredahl and Targoff were not compensated for their services as directors and were omitted from the table below. However, all directors are reimbursed for reasonable expenses incurred in attending meetings and carrying out duties as Board and Committee members, including attendance at educational seminars and other expenses directly related to the Company’s business.

Name	Fees earned or paid in cash ($)		Restricted Share Awards (1) (2) ($)	Option Awards ($)		Total ($)
Rafe de la Gueronniere	100,000		100,000	—		200,000
Steven E. Fass	125,000		125,000	—	(3)	250,000
Gretchen A. Hayes	64,521	(5)	100,000	—		164,521
Mary R. Hennessy	100,000		100,000	—	(4)	200,000
Neil McConachie	100,000		100,000	—		200,000
Mark Parkin	117,500		117,500	—		235,000

(1)
The restricted shares were awarded to the independent directors on May 9, 2018, under our Omnibus Incentive Plan and vested or will vest on each of the following dates: July 31, 2018, October 31, 2018, January 31, 2019, and April 30, 2019. The Directors held the following unvested awards at December 31, 2018: Rafe de la Gueronniere 3,746, Steven E. Fass 4,682, Gretchen A. Hayes 3,746, Mary R. Hennessy 3,746, Neil McConachie 3,746 and Mark Parkin 4,400.

(2)
The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, modified to exclude the effect of estimated forfeitures. The fair value was determined using the methodology and assumptions set forth in Note 18, “Share-Based Compensation,” to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2018, which are hereby incorporated herein by reference.

(3)
As of December 31, 2018, Mr. Fass held vested and outstanding options to purchase 25,424 shares. Of these options, 15,254 had an exercise price of $10.00, 5,085 had an exercise price of $16.00 and 5,085 had an exercise price of $20.00.

(4)
As of December 31, 2018, Ms. Hennessy held vested and outstanding options to purchase 25,424 shares. Of these options, 15,254 had an exercise price of $10.00, 5,085 had an exercise price of $16.00 and 5,085 had an exercise price of $20.00.

(5)	Reflects pro-rated fees earned for May 9, 2018, to December 31, 2018.

Compensation Risk Assessment

In fiscal year 2018 the Compensation Committee assessed our compensation policies and practices to evaluate whether they create risks that are reasonably likely to have a material adverse effect on the Company. Based on its assessment, the Compensation Committee concluded that the Company’s compensation policies and practices, in conjunction with the Company’s existing processes and controls, do not create incentives to take risks that are reasonably likely to have a material adverse effect on the Company.
CEO Pay Ratio - 9.4 to 1.0

We believe our executive compensation program must be consistent and internally equitable to motivate our employees to perform in ways that enhance shareholder value. We are committed to internal pay equity, and the Compensation Committee monitors the relationship between the pay of our executive officers and the pay of our non-executive employees. To identify our median employee we calculated an estimate of the annual total compensation for fiscal year 2018 of each of our employees employed as of December 31, 2018, in the same manner as the “Total Compensation” shown for our NEOs in the “Summary Compensation Table”, using the following elements:

•	salary received in fiscal year 2018;

•	annual incentive payment received for performance in fiscal year 2018;

•	grant date fair value of long term incentive awards granted in fiscal year 2018;

•	Company-paid contributions to retirement plans made during fiscal year 2018;

•	Company-paid personal tax preparation cost;

•	Company-paid tax reimbursements during fiscal year 2018; and

•	Company-paid transportation and housing during fiscal year 2018.
We determined the compensation of our median employee by: (i) calculating the annual total compensation described above for each of our employees; (ii) ranking the annual total compensation of all employees except for our CEO from lowest to highest (a list of 30 employees); and (iii) selecting the median employee based on the total compensation elements described above (“Median Employee”). Because we had an even number of employees, we have two median employees and have calculated the median of the annual total compensation of all employees of our Company (other than our CEO) based on the average annual total compensation of the two median employees (“Median Employee”).
For 2018, our last completed fiscal year:

•	the Median Employee’s annual total compensation was $323,286; and

•	the annual total compensation of our CEO, as reported in the “Summary Compensation Table” included elsewhere in this Proxy Statement, was $3,025,052.
Based on this information, for 2018 the reasonable estimated ratio of the annual total compensation of Mr. Bredahl, our CEO, to the median of the annual total compensation of all employees, calculated in a manner consistent with Item 402(u) of Regulation S-K, was 9.4 to 1.
BENEFICIAL OWNERSHIP OF THE COMPANY’S COMMON SHARES
The following table indicates information as of the date of this Proxy Statement regarding the beneficial ownership of the Company’s common shares by:

•	each person, or group of persons, who is known to beneficially own more than 5% of any class of the Company’s common shares based on information contained in Schedules 13G;

•	each of the Company’s directors;

•	each of the NEOs; and

•	all of the Company’s directors and executive officers as a group.

The amounts and percentages owned are reported on the basis of the SEC’s rules governing the determination of beneficial ownership of securities. The SEC’s rules generally attribute beneficial ownership of securities to each person who possesses, either solely or shared with others, the voting power or investment power, which includes the power to dispose of those securities. The rules also treat as issued and outstanding all shares that a person would receive upon exercise of share options or warrants held by that person that are immediately exercisable or exercisable within 60 days. These shares are deemed to be outstanding and to be beneficially owned by the person holding those options for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person, but they are not treated as issued and outstanding for the purpose of computing the percentage ownership of any other person. Under these rules, one or more persons may be a deemed beneficial owner of the same securities and a person may be deemed a beneficial owner of securities to which such person has no economic interest. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all common shares shown as beneficially owned by them, subject to applicable community property laws.

Information with respect to beneficial ownership has been furnished below for each director, executive officer, or beneficial owner of more than 5% of the Company’s common shares (based solely on filings made under Section 13(d) and Section 13(g) of the Securities Exchange Act of 1934, as of March 4, 2019). Except as otherwise noted below, the address for each person listed on the table is c/o Third Point Reinsurance Ltd., Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda.

	Shares Beneficially Owned
Name and Address	Number of Shares	Percentage of Class (1)
5% Shareholders
KIA TP Holdings, L.P.(2)	8,482,016	9.00%
KEP TP Holdings, L.P.(2)	8,482,016	9.00%
Daniel S. Loeb(3)	8,881,451	9.42%
BlackRock, Inc.(4)	11,222,294	11.90%
Vanguard Group Inc.(4)	7,434,907	7.88%
Dimensional Fund Advisors LP (4)	4,965,315	5.27%

Directors and Named Executive Officers
Steven E. Fass(5)	177,990	*
Rafe de la Gueronniere	44,621	*
Gretchen Hayes	7,491	*
Mary R. Hennessy(5)	70,045	*
Neil McConachie	126,612	*
Mark Parkin	52,429	*
Joshua L. Targoff	149,991	*
J. Robert Bredahl(6)	3,380,172	3.58%
Nicholas J. D. Campbell(7)	531,264	*
Christopher S. Coleman(8)	670,861	*
Manoj K. Gupta(9)	831,209	*
Daniel V. Malloy(10)	2,255,281	2.39%
All executive officers and directors as a group (16 individuals)(11)	8,657,993	9.18%

*	Represents beneficial ownership of less than 1%.

(1)	Based on an aggregate of 94,292,914 common shares (including restricted shares) issued and outstanding as of March 4, 2019.

(2)
The aggregate number of common shares beneficially owned includes 5,223,802 common shares held of record by KIA TP Holdings, L.P. (“KIA TP”) and 945,846 common shares held of record by KEP TP Holdings, L.P. (“KEP TP”). KIA TP and KEP TP also own warrants to purchase 1,957,867 and 354,501 common shares, respectively. The warrants are currently fully exercisable, and will expire on December 22, 2021. Kelso GP VIII (Cayman) Ltd. (“GP VIII LTD”) is the general partner of Kelso GP VIII (Cayman), L.P. (“GP VIII LP”, and, together with GP VIII LTD and KIA TP, the “KIA Entities”). GP VIII LP is the general partner of KIA TP. KEP VI (Cayman) GP Ltd. (“KEP VI GP LTD”, and, together with KEP TP, the “KEP Entities”) is the general partner of KEP TP. The KIA Entities and the KEP Entities, due to their common control, could be deemed to beneficially own each of the other’s securities. Each of the KIA Entities and the KEP Entities disclaims such beneficial ownership and this report shall not be deemed an admission of beneficial ownership of such securities for any purpose. Each of the KIA Entities, due to their common control, could be deemed to beneficially own each other’s securities. GP VIII LTD disclaims beneficial ownership of all of the securities owned of record, or deemed beneficially owned, by each of GP VIII LP and KIA TP, except to the extent of its pecuniary interest therein, and the inclusion of these securities in this report shall not be deemed an admission of beneficial ownership of all the reported securities for any purpose. GP VIII LP disclaims beneficial ownership of all of the securities owned of record, or deemed beneficially owned, by each of GP VIII LTD and KIA TP, except, in the case of KIA TP, to the extent of its pecuniary interest therein, and the inclusion of these securities in this report shall not be deemed an admission of beneficial ownership of all the reported securities for any purpose. KIA TP disclaims beneficial ownership of all of the securities owned of record, or deemed beneficially owned, by each of GP VIII LTD and GP VIII LP, and the inclusion of these securities in this report shall not be deemed an admission of beneficial ownership of all the reported securities for any purpose. Each of the KEP Entities, due to their common control, could be deemed to beneficially own each other’s securities. KEP VI GP LTD disclaims beneficial ownership of all of the securities owned of record, or deemed beneficially owned, by KEP TP, except to the extent of its pecuniary interest therein, and the inclusion of these securities in this report shall not be deemed an admission of beneficial ownership of all the reported securities for any purpose. KEP TP disclaims beneficial ownership of all of the securities owned of record, or deemed beneficially owned, by KEP VI GP LTD, and the inclusion of these securities in this report shall not be deemed an admission of beneficial ownership of all the reported securities for any purpose. Frank T. Nickell, Thomas R. Wall, IV, George E.

Matelich, Michael B. Goldberg, David I. Wahrhaftig, Frank K. Bynum, Jr., Philip E. Berney, Frank J. Loverro, James J. Connors, II, Church M. Moore, Stanley de J. Osborne, Christopher L. Collins, A. Lynn Alexander, Howard A. Matlin, Stephen C. Dutton, Matthew S. Edgerton, John K. Kim and Henry Mannix, III (the “Kelso Individuals”) may be deemed to share beneficial ownership of securities owned of record or beneficially owned by GP VIII LTD, GP VIII LP, KIA TP, KEP VI GP LTD, and KEP TP, by virtue of their status as directors of GP VIII LTD and KEP VI GP LTD, but disclaim beneficial ownership of such securities, and this report shall not be deemed an admission that any of the Kelso Individuals are the beneficial owner of these securities for any purpose.

(3)
Of these shares, the 2010 Loeb Family Trust owns 300,000 common shares, Third Point Advisors LLC owns 1,000,000 common shares, Third Point Opportunities Master Fund L.P. owns 1,200,000 common shares and the 2011 Loeb Family GST Trust owns 5,086,138 common shares.  Mr. Loeb has sole voting and dispositive power over the shares held by the 2010 Loeb Family Trust, Third Point Advisors LLC, the 2011 Loeb Family GST Trust and Third Point Opportunities Master Fund L.P.  Mr. Loeb disclaims beneficial ownership of such common shares except to the extent of his pecuniary interest therein, if any.  Mr. Loeb’s address is c/o Third Point, LLC, 390 Park Avenue, 18th Floor, New York, NY.

(4)
Amounts indicated are based on Schedule 13G filings; in the case of BlackRock, Inc., made on January 31, 2019, in the case of Vanguard Group Inc., made on February 12, 2019 and in the case of Dimensional Fund Advisors LP made on February 8, 2019, in each case as of December 31, 2018.

(5)	Includes options to purchase 25,424 common shares.

(6)
Includes options to purchase 2,209,302 common shares and 122,630 common shares. Includes 455,579 restricted shares granted under the Third Point Reinsurance Ltd. 2013 Omnibus Incentive Plan that vest based on continued employment and the achievement of certain financial performance measures over a three-year performance period. All 455,579 restricted shares would vest if the maximum performance level is achieved (303,720 would vest at target and 0 at threshold). Also includes 45,161 restricted shares that vest in equal annual installments on the first three anniversaries of the grant date through such vesting date. Also includes 547,500 of our common shares which are pledged as security; 200,000 of these common shares are held by the J. Robert Bredahl Irrevocable Insurance Trust. Mrs. Kimberly J. Bredahl, Mr. Bredahl’s wife, is the trustee of the J. Robert Bredahl Irrevocable Insurance Trust. Mr. Bredahl disclaims any beneficial ownership of these shares except to the extent of his pecuniary interest therein, if any.

(7)
Includes options to purchase 348,836 common shares and 15,329 common shares. Includes 153,718 restricted shares granted under the Third Point Reinsurance Ltd. 2013 Omnibus Incentive Plan that vest based on continued employment and the achievement of certain financial performance measures over a three-year performance period. The number of shares that may be retained upon vesting will vary based on the level of achievement of the performance goals. All 153,718 restricted shares would vest if the maximum performance level is achieved (102,479 would vest at target and 0 at threshold). Also includes 13,381 restricted shares that vest in equal annual installments on the first three anniversaries of the grant date through such vesting date.

(8)
Includes options to purchase 348,836 common shares and 59,861 common shares. Includes 244,323 restricted shares granted under the Third Point Reinsurance Ltd. 2013 Omnibus Incentive Plan that vest based on continued employment and the achievement of certain financial performance measures over a three-year performance period. The number of shares that may be retained upon vesting will vary based on the level of achievement of the performance goals. All 244,323 restricted shares would vest if the maximum performance level is achieved (162,882 would vest at target and 0 at threshold). Also includes 17,841 restricted shares that vest in equal annual installments on the first three anniversaries of the grant date through such vesting date. The common shares detailed above include 9000 common shares held by Mr. Coleman’s wife. Mr. Coleman disclaims beneficial ownership of the shares held by his wife.

(9)
Includes options to purchase 581,395 common shares and 31,547 common shares. Includes 198,642 restricted shares granted under the Third Point Reinsurance Ltd. 2013 Omnibus Incentive Plan that vest based on continued employment and the achievement of certain financial performance measures over a three-year performance period. The number of shares that may be retained upon vesting will vary based on the level of achievement of the performance goals. All 198,642 restricted shares would vest if the maximum performance level is achieved (132,428 would vest at target and 0 at threshold). Also includes 19,625 restricted shares that vest in equal annual installments on the first three anniversaries of the grant date through such vesting date.

(10)
Includes options to purchase 1,627,906 common shares and 210,973 common shares. Includes 388,107 restricted shares granted under the Third Point Reinsurance Ltd. 2013 Omnibus Incentive Plan that vest based on continued employment and the achievement of certain financial performance measures over a three-year performance period. The number of shares that may be retained upon vesting will vary based on the level of achievement of the performance goals. All 388,107 restricted shares would vest if the maximum performance level is achieved (258,738 would vest at target and 0 at threshold). Also includes 28,295 restricted shares that vest in equal annual installments on the first three anniversaries of the grant date through such vesting date.

(11)
Consists of options to purchase 5,167,123 common shares and 3,490,870 common shares (including 1,888,543 restricted shares subject to vesting) that are held by such executive officers and directors as a group.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Related Person Transactions

The Company has adopted a Related Person Transactions Policy pursuant to which our executive officers, directors and principal shareholders, including their immediate family members, are not permitted to enter into a related person transaction with us without the consent of our Audit Committee, another independent Committee of our Board or the full Board. Any request for us to enter into a transaction with an executive officer, director, principal shareholder or any of such persons’ immediate family members, in which the amount involved exceeds $120,000, is required to be presented to our Audit Committee for review, consideration and approval. All of our directors, executive officers and employees are required to report to our Audit Committee any such related person transaction. In approving or rejecting the proposed transaction, our Audit Committee takes into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person’s interest in the transaction and, if applicable, the impact on a director’s independence. Under the policy, if we should discover related person transactions that have not been approved, our Audit Committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction. A copy of our Related Person Transactions Policy is available on our website at: www.thirdpointre.com/investors/corporate-governance/governance-documents.
Related Person Transactions

The following is a description of certain relationships and transactions that existed or that we have entered into with our directors, major shareholders and certain other related persons since the beginning of 2016, as well as certain other transactions.
Joint Venture and Investment Management Agreements
On December 22, 2011, we entered into an investment management agreement with Third Point LLC, Third Point Re BDA, and Third Point Advisors LLC (“TP GP”) (Third Point Re BDA and TP GP, together with any other party admitted in the future as a participant, the “Participants” and each a “Participant”) pursuant to which the parties created a joint venture (as the context requires, the “Joint Venture”) whereby Third Point LLC manages the assets of Third Point Re BDA and TP GP as well as any of our subsidiaries’ assets, if any, in accordance with the terms and subject to the conditions set forth in the investment management agreement, except as described below.
On January 28, 2015, we entered into another investment management agreement with Third Point LLC, Third Point Re USA and TP GP pursuant to which the parties created a separate managed account (as the context requires, the “Joint Venture”) whereby Third Point LLC manages the assets of Third Point Re USA and TP GP under substantially the same terms and conditions as our existing investment management agreement for Third Point Re BDA.
In June 2016, Third Point Re, Third Point Re BDA, TPRUSA and Third Point Re USA entered into amended and restated Joint Venture and Investment Management Agreements (the “Agreements” and each an “Agreement”) with Third Point LLC and TP GP for an additional five-year term, effective on December 22, 2016, the end of the term of the previous agreements.
Term
Each Agreement has a term ending on December 22, 2021, subject to automatic renewal for additional successive three-year terms unless a party notifies the other parties in writing on or before the June 22nd prior to the end of a term that it wishes to terminate such Agreement at the end of such term.

Performance Allocation
Under each Agreement, the Joint Venture has established one or more capital accounts to which capital contributions, withdrawals, net profit and net loss will be allocated in respect of each Participant. At the end of each fiscal year, the performance allocation (equal to 20% of the net profit allocable to the capital account of each Participant) will be reallocated to the capital account of TP GP from the capital account of each other Participant, provided that a performance allocation will not be made with respect to such capital account until such capital account has recouped the amount of any unrecouped net capital loss in its loss recovery account (as described below). If a Participant withdraws all or a portion of its capital account other than at the end of a fiscal year, the performance allocation accrued and attributable to the portion withdrawn will be debited against such Participant’s capital account and credited to TP GP’s capital account at the time of withdrawal.
Under each Agreement, Third Point LLC is required to maintain a loss recovery account in respect of each Participant. Thereafter, for any fiscal year, the loss recovery account balance shall be the sum of all prior year net loss amounts allocated to the Participant and not subsequently offset by prior year net profit amounts allocated to such Participant, provided that the loss recovery account balance shall be reduced proportionately to reflect any withdrawals made by such Participant. TP GP may waive or reduce the performance allocation, in its sole discretion. Third Point LLC and TP GP may elect, at the beginning of each fiscal year, to restructure the performance allocation as a performance fee to Third Point LLC with the same terms as the performance allocation.
Management Fee
Pursuant to the amended and restated Agreements, Third Point LLC is entitled to receive a monthly payment in advance by each Participant (other than TP GP) that is equal to (i) 0.125% (1.5% annualized) of the capital account of such Participant (before accounting for any accrual of the performance allocation described in such Agreement). Pursuant to initial agreements, up to December 22, 2016, the date the initial agreements expired, Third Point LLC was entitled to receive a monthly payment in advance by each Participant (other than TP GP) that was equal to (i) 0.1667% (2.0% annualized) of the capital account of such Participant (before accounting for any accrual of the performance allocation described in such Agreement) minus (ii) the aggregate amount of Founders payments paid for such month pursuant to the Founders Agreement, in each case pro-rated for intra-month withdrawals or contributions.
Most Favored Nation
In the event that Third Point LLC agrees terms with any existing or future investor wherein the asset-based fee or performance-based compensation is equal to or more favorable to such investor, Third Point Re BDA and Third Point Re USA, will have the right to receive the benefit of such terms (provided it agrees to be bound by all the terms and conditions associated with such equal or more favorable terms).
Investment Guidelines
Under each Agreement, Third Point LLC is required to adhere to the following investment guidelines:

•
Composition of Investments: At least 60% of the investment portfolio will be held in debt or equity securities (including swaps) of publicly traded companies (or their subsidiaries) and governments of the OECD high income countries, asset-backed securities, cash, cash equivalents and gold and other precious metals.  Except with the prior written consent of the Investment and Finance Committee, none of the assets in the investment portfolio will be held in illiquid investments traditionally considered “venture capital” or private equity investments. In addition, no investments in third party managed funds or other investment vehicles will be made without the consent of the Investment and Finance Committee.

•
Concentration of Investments: Other than cash, cash equivalents and United States government obligations, no single investment in the investment portfolio will constitute more than 15% of the portfolio.

•
Liquidity: Assets will be invested in such fashion that Third Point Re BDA and Third Point Re USA have a reasonable expectation that it can meet any of its liabilities as they become due.  We review the liquidity of the portfolio on a periodic basis.

•	Net Exposure Limits: The net position (long positions less short positions) may not exceed 1.5 times net asset value for more than 10 trading days in any 30-trading day period.
Upon written request of Third Point LLC, our senior management may, in exigent circumstances, permit a variation from these guidelines.
Termination
We may terminate either Agreement upon the death, long-term disability or retirement of Daniel S. Loeb, or the occurrence of other circumstances in which Mr. Loeb is no longer directing the investment program of Third Point LLC or actively involved in the day-to-day management of Third Point LLC.
We may withdraw as participants under the Agreements prior to the expiration of the Agreements’ term at any time following the occurrence of a “Cause Event”, which is defined as:

•	a material violation of applicable law relating to Third Point LLC’s investment related business;

•	Third Point LLC’s fraud, gross negligence, willful misconduct or reckless disregard of its obligations under the Agreement;

•
a material breach by Third Point LLC of our investment guidelines or any other material breach of the Agreement, which, in either case, if such breach is reasonably capable of being cured, is not cured within a 15-day period;

•	a conviction or, a plea of guilty or nolo contendere to a felony or a crime affecting the investment related business of Third Point LLC by certain senior officers of Third Point LLC;

•	any act of fraud, material misappropriation, material dishonesty, embezzlement, or similar conduct relating to Third Point LLC’s investment related business; or

•
a formal administrative or other legal proceeding before the SEC, the CFTC, the FINRA, or any other U.S. or non-U.S. regulatory or self-regulatory organization against Third Point LLC; or certain key personnel which would likely have a material adverse effect on us.

In addition, we may withdraw as a participant under the investment management agreements prior to the expiration of their term if the net investment performance of Third Point LLC has (a) (i) incurred a loss in two successive calendar years and (ii) underperformed the S&P 500 Index by at least 10 percentage points for such two successive calendar years, taken as a whole, or (b) (i) incurred a cumulative loss of 10% or more during any 24-month period and (ii) underperformed the S&P 500 Index by at least 15 percentage points for such 24-month period. We may not withdraw or terminate the Agreements on the basis of performance other than as provided above.
On July 31, 2018, Third Point Re BDA and Third Point Re entered into a letter agreement with Third Point LLC and TP GP, and Third Point Re USA and Third Point Re (USA) Holdings entered into a letter agreement with Third Point LLC and TP GP, terminating the JV Agreements (the “Termination Agreements”). The Termination Agreements waived any provisions in the JV Agreements that would otherwise have prohibited the transfers described below under “Agreements Relating to the New Investment Structure”. In accordance with the Termination Agreements, the JV Agreements will terminate on the date that all assets and related liabilities to be transferred to TP Fund under the Subscription Agreement have been transferred to TP Fund.
Please refer to the “Agreements Relating to the New Investment Structure” section of this Proxy Statement for details of management fees and performance fees incurred for the year ended December 31, 2018.
Agreements Relating to the New Investment Structure
On July 31, 2018, Third Point Re, Third Point Re BDA and Third Point Re USA entered into the Amended and Restated Exempted Limited Partnership Agreement (“the 2018 LPA”) of TP Fund with Third Point Advisors LLC (“TP GP”) and others, effective August 31, 2018. Pursuant to the TP Fund IMA as amended and restated on February 28, 2019, Third Point LLC is the investment manager for TP Fund. In addition, on July 31, 2018, Third Point Re BDA and Third Point Re USA, together the “TPRE Limited Partners” and TP Fund executed a Subscription Agreement (the “Subscription Agreement”) pursuant to which the TPRE Limited Partners transferred certain net investment assets and related liabilities (collectively referred to as the “LP Transaction”) from their separate accounts to TP Fund, and TP Fund issued limited partner interests to the TPRE Limited Partners proportionate to and based on the net asset value transferred by each such entity on the applicable transfer date. Certain collateral assets consisting of debt securities and restricted cash were not transferred to TP Fund but are also managed by Third Point LLC under a separate investment management agreement. Substantially all of the net investment assets were transferred as of September 4, 2018. The TP Fund investment strategy, as implemented by Third Point LLC, is intended to achieve superior risk-adjusted returns by deploying capital in both long and short investments with favorable risk/reward characteristics across select asset classes, sectors and geographies. Third Point LLC identifies investment opportunities via a bottom-up, value-oriented approach to single security analysis supplemented by a top-down view of portfolio and risk management. Third Point LLC seeks dislocations in certain areas of the capital markets or in the pricing of particular securities and supplements single security analysis with an approach to portfolio construction that includes sizing each investment based on upside/downside calculations, all with a view towards appropriately positioning and managing overall exposures.
On August 30, 2018, Third Point Re BDA and Third Point Re USA entered into a Participation Agreement (“Participation Agreement”) with TP Fund pursuant to which Third Point Re BDA and Third Point Re USA granted to TP Fund all of the rights, benefits, liabilities, duties and obligations of all net investment assets that had not yet been transferred to TP Fund pursuant to the Subscription Agreement as of the effective date. For the net investment assets that were not transferred on September 4, 2018, the TPRE Limited Partners received limited partnership interests in TP Fund in exchange for transferring the rights, benefits, liabilities, duties and obligations for those net investment assets to TP Fund under the Participation Agreement.
On July 31, 2018, Third Point Re BDA and Third Point Re USA entered into an investment management agreement with Third Point LLC (the “Collateral Assets IMA”), effective August 31, 2018, pursuant to which Third Point LLC serves as investment manager of certain collateral assets that will not be transferred to TP Fund. The Collateral Assets IMA will continue in effect for so long as either Third Point Re BDA or Third Point Re USA remains a limited partner of TP Fund. The collateral assets are presented in the consolidated balance sheets within debt securities and restricted cash and are considered as part of total net investments managed by Third Point LLC. The Collateral Assets IMA includes provisions limiting liability of Third Point LLC and its affiliates to specified circumstances and providing for indemnification by Third Point Re BDA and Third Point Re USA for certain losses incurred by Third Point LLC and its affiliates. Third Point Re BDA and Third Point Re USA will be responsible for any and all third party expenses incurred by them or on their behalf that are directly attributable to the management of the collateral assets, other than those borne by Third Point LLC. No asset based or performance-based compensation will be paid to Third Point LLC by Third Point Re BDA or Third Point Re USA under the Collateral Assets IMA.  Upon three business days’ prior written notice, Third Point Re BDA and Third Point Re USA may withdraw all or a portion of the collateral assets effective as of any calendar month end or on the close of business on each Wednesday during a month.
On February 28, 2019, we entered into the Second Amended and Restated Exempted Limited Partnership Agreement of TP Fund (the “Amended LPA”), which amended and restated the 2018 LPA (as amended and restated by the Amended LPA, the “LPA”), with effect from January 1, 2019. The Amended LPA updated the terms of the 2018 LPA to reflect (i) a lower management fee, (ii) the right to withdraw specified amounts from TP Fund and immediately invest such amounts in certain other investment vehicles formed by Third Point LLC and (iii) adjustments to the loss carryforward terms. All other material terms of the Amended LPA remain consistent with the 2018 LPA.
Withdrawal Rights
Under the LPA, we may withdraw our capital accounts in TP Fund in full on December 31, 2021 (the “Withdrawal Date”), and each successive three-year anniversary of such date.
We may withdraw our capital accounts in TP Fund under the LPA prior to the Withdrawal Date at any time following the occurrence of a “Cause Event”, which is defined as:

•	a violation of applicable law relating to Third Point LLC’s investment related business;

•	Third Point LLC’s fraud, gross negligence, willful misconduct or reckless disregard of its obligations under the LPA;

•
a material breach by the TP Fund GP of the LPA or Third Point LLC of any material breach of the TP Fund IMA, which, in either case, if such breach is reasonably capable of being cured, is not cured within a 15-day period; a conviction or, a plea of guilty or nolo contendere to in the case of Daniel S. Loeb, a felony or a crime involving moral turpitude and, in the case of certain senior officers of Third Point LLC or the TP Fund GP, a felony or crime relating to or adversely affecting the investment-related business of the TP Fund GP or Third Point LLC;

•	a conviction or, a plea of guilty or nolo contendere to a felony or a crime affecting the investment related business of Third Point LLC by certain senior officers of Third Point LLC;

•
any act of fraud, material misappropriation, material dishonesty, embezzlement, or similar conduct by or the TP Fund GP or Third Point LLC relating to the TP Fund GP or Third Point LLC’s investment related business; or

•
a formal administrative or other legal proceeding before the SEC, the U.S. Commodity Futures Trading Commission, the FINRA, or any other U.S. or non-U.S. regulatory or self-regulatory organization against Third Point LLC; or certain key personnel which would likely have a material adverse effect on us.

Under the LPA, the TPRE Limited Partners will have the right to withdraw funds weekly from TP Fund to pay claims and expenses as needed, to meet capital adequacy requirements and to satisfy financing obligations. In addition, we may withdraw as a participant under the LPA prior to the expiration of their term if the net investment performance of Third Point LLC has (a) (i) incurred a loss in two successive calendar years and (ii) underperformed the S&P 500 Index by at least 14 percentage points for such two successive calendar years, taken as a whole, or (b) (i) incurred a cumulative loss of 14% or more during any 24-month period and (ii) underperformed the S&P 500 Index by at least 21 percentage points for such 24-month period. We may not withdraw or terminate the LPA on the basis of performance other than as provided above.

In addition, pursuant to the Amended LPA, TP GP shall notify us if Third Point LLC or its affiliates (either alone or together with a third party) form certain investment vehicles that pursue an investment strategy primarily comprised of debt or other credit-related investments (the “Permitted Funds”). The Amended LPA permits us to withdraw up to $250.0 million in 2019 and a separate $250.0 million during the period from January 1, 2020 through December 31, 2021 for the purpose of immediately investing such amounts in Permitted Funds.
Term

The LPA has a term ending on December 31, 2021, subject to automatic renewal for additional successive three-year terms unless a party notifies the other parties in writing on or before the June 30th prior to the end of a term that it wishes to terminate such LPA at the end of such term.
Termination Rights
The LPA shall continue under the first of the following events to occur: (1) at any time, upon the written consent of the TPRE Limited Partners and TP GP, (2) within sixty days of the dissolution, entry of an order for relief or filing of a bankruptcy petition withdrawal of TP GP, unless within such days a successor general parent is elected by a majority interest of the limited partners, or (3) subject to the foregoing, any other event causing the mandatory winding up and dissolution of the partnership under the laws of the Cayman Islands.
We may terminate the LPA upon the death, long-term disability or retirement of Daniel S. Loeb, or the occurrence of other circumstances in which Mr. Loeb is no longer directing the investment program of Third Point LLC or actively involved in the day-to-day management of Third Point LLC.
Performance Allocation
Pursuant to the LPA, TP GP receives a performance fee allocation. As a result of the LPA effective August 31, 2018, the performance fee allocation is equal to 20% of the Company’s investment income in TP Fund.

At the end of each fiscal year, the performance allocation will be reallocated to the capital account of TP GP from the capital account of each Limited Partner, provided that a performance allocation will not be made with respect to such capital account until such capital account has recouped the amount of any unrecouped net capital loss in its loss recovery account (as described below). If a Limited Partner withdraws all or a portion of its capital other than at the end of a fiscal year, the performance allocation accrued and attributable to the portion withdrawn will be debited against such Limited Partner’s account and credited to TP GP’s capital account at the time of withdrawal.
Pursuant to the 2018 LPA, Third Point LLC is required to maintain a loss recovery account in respect of each Limited Partner. Thereafter, for any fiscal year, the loss recovery account balance shall be the sum of all prior year net loss amounts allocated to the Limited Partner and not subsequently offset by prior year net profit amounts allocated to such Limited Partner, provided that the loss recovery account balance shall be reduced proportionately to reflect any withdrawals made by such Limited Partner. TP GP may waive or reduce the performance allocation, in its sole discretion. Third Point LLC and TP GP may elect, at the beginning of each fiscal year, to restructure the performance allocation as a performance fee to Third Point LLC with the same terms as the performance allocation.
The Amended LPA preserves the loss carry forward attributable to our investments in the TP Fund when contributions to TP Fund are made within nine months of certain types of withdrawals from TP Fund.
Management Fee
Pursuant to the LPA, Third Point LLC is entitled to receive monthly management fees. As a result of the 2018 LPA effective August 31, 2018, management fees are charged at the TP Fund level and are calculated based on 1.5% of the investment in TP Fund and multiplied by an exposure multiplier computed by dividing the average daily investment exposure leverage of the TP Fund by the average daily investment exposure leverage of the Third Point Offshore Master Fund L.P. (“Offshore Master Fund”). Third Point LLC also serves as the investment manager for the Offshore Master Fund. The Amended LPA revised the management fee from 1.5% per annum to 1.25% per annum effective from January 1, 2019. Third Point LLC also serves as the investment manager for the Offshore Master Fund.
Most Favored Nation
In the event that Third Point LLC agrees terms with any existing or future investor wherein the asset-based fees or performance-based compensation that are equal to or more favorable to such investor, Third Point Re BDA and Third Point Re USA will have the right to receive the benefit of such terms (provided it agrees to be bound by all the terms and conditions associated with such equal or more favorable terms).
Investment Guidelines
In accordance with the investment guidelines under the LPA, the underlying investment portfolio of TP Fund is managed on a basis that is substantially equivalent to Third Point Offshore Master Fund L.P., which is managed by Third Point LLC, but with increased exposures through the use of additional financial leverage. The leverage of TP Fund will be managed based on the terms of the LPA to generally target a “leverage factor” of (a) one and one half times (1.5x) for investments in liquid securities and (b) one time (1x) for investments in illiquid securities and ABS securities, in each case, as determined by TP GP in its sole discretion.
Under the LPA, TP GP is required to cause Third Point LLC to adhere to the following investment guidelines:

•
Composition of Investments: at least 60% of the investment portfolio will be held in debt or equity securities (including swaps) of publicly traded companies (or their subsidiaries) and governments of the Organization of Economic Co-operation and Development (“OECD”) high income countries, asset-backed securities, cash, cash equivalents and gold and other precious metals.

•
Concentration of Investments: other than cash, cash equivalents and U.S. government obligations, TP Fund’s total exposure to any one issuer or entity will constitute no more than 15% (multiplied by the exposure multiplier, the exposure multiplier will be computed by dividing the average of the daily investment exposure leverage of TP Fund by the average of the daily investment exposure leverage of Third Point Offshore Master Fund L.P.) of the investment portfolio’s total exposure.

•
Liquidity: the portfolio of TP Fund will be invested in such fashion that the Company have a reasonable expectation that they can meet any of its liabilities as they become due. We review the liquidity of the portfolio on a periodic basis.

•	Net Exposure Limits: the net position (long positions less short positions) may not exceed 2 times net asset value for more than 10 trading days in any 30-trading day period.
Upon written request of Third Point LLC, our senior management may, in exigent circumstances, permit a variation from these guidelines.
The total management and performance fees to related parties, including our share of fees paid in connection with our investment in TP Fund, for the years ended December 31, 2018, 2017 and 2016 were as follows:

	2018	2017	2016
Management fees - Third Point LLC	$25,797	$36,733	$7,110
Management fees - Founders (1)	—	—	35,321
Performance fees - Third Point Advisors LLC (before loss carryforward) (2)	4,048	93,978	23,475
Performance fees - loss carryforward	—	—	(6,199)
Management and performance fees to related parties as reported in the Company’s consolidated statement of income	29,845	130,711	59,707
Management and performance fees included in net investment loss from investment in related party investment fund (2)	7,376	—	—
Total management and performance fees to related parties	$37,221	$130,711	$59,707

(1)
KEP TP Bermuda Ltd., KIA TP Bermuda Ltd., Pine Brook LVR, L.P., P RE Opportunities Ltd. and Dowling Capital Partners I, L.P., collectively the “Founders”, received a share of the management fees in proportion to their initial investments in Third Point Re until December 22, 2016.

(2) As of September 4, 2018, the date when substantially all of the Company’s investments were transferred to TP Fund, $3.4 million of performance fees payable to TP GP were also transferred to TP Fund. As a result of the investment loss in the period, a reduction of $3.4 million in performance fee is included in management and performance fees included in net investment loss from investment in related party investment fund.

Founders Agreement

Each of the Lead Investors, Dowling and PROL (or in each case, one of their affiliates) entered into a founders agreement dated December 22, 2011 with Third Point Re, which was amended and restated on February 26, 2015, to add Third Point Re USA as a party (as amended and restated, the “Founders Agreement”), pursuant to which Kelso, Pine Brook, PROL and Dowling (or its applicable affiliate) were entitled to receive in the aggregate, directly from each of Third Point Re and, Third Point LLC and, following the amendment and restatement of the Founders Agreement, Third Point Re USA, an annual founders payment (payable in cash monthly in advance) equal to 1.7% of the value of such participant’s capital account (the “Founders Payment”). The portion of the Founders Payment payable to each such party was proportionate based on its (or its affiliates’) respective investment in us accruing as of the beginning of each month, (the portion of the Founders Payment received by each such party, as applicable, the “Individual Founders Payment”). The final Founders Payment was made in January 2017.
In the event that Third Point LLC or an affiliate of Third Point LLC is no longer managing the assets of Third Point Re or Third Point Re USA through the separate accounts or otherwise, then for so long as Daniel S. Loeb still holds interests in Third Point Re or Third Point Re USA, Daniel S. Loeb shall have the right to participate pro-rata with the parties to the Founders Agreement in proportion to his interests in Third Point Re in any fee arrangement entered into between the parties to the Founders Agreement and any investment manager.
Registration Rights Agreement

On December 22, 2011, certain of our shareholders executed and delivered the registration rights agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, we agreed to grant (A) each Founder at any time after the earlier of a Qualified IPO (as defined in the Registration Rights Agreement) and the third anniversary of the execution of the Registration Rights Agreement, the right to request that we effect the registration under the Securities Act of all or a portion of such Founder’s securities and (B) PROL at any time after a Qualified IPO, a one-time right to request that we effect the registration under the Securities Act of all or a portion of PROL’s securities that constitute “Registrable Securities” (as defined in the Registration Rights Agreement), in each of case (A) and (B) subject to limitations on the number and timing of demand registrations and the other restrictions and cutback provisions contained in the Registration Rights Agreement. The Founders of PROL can currently exercise their demand rights at any time.
In addition, pursuant to the Registration Rights Agreement, we have granted all shareholders of “Registrable Securities” “piggyback” rights to include securities in a registration statement filed by us with the SEC under the Securities Act, subject to the restrictions and cutback provisions and other customary limitations contained in the Registration Rights Agreement.
In connection with the registration of our equity securities under the Securities Act, the investors party to the Registration Rights Agreement agree (in the case of Pine Brook, Kelso and Daniel S. Loeb), if requested by the managing underwriter) not to effect any sale or distribution or to request registration of any securities within 7 days prior and 90 days following (unless advised by the managing underwriter that a longer period, not to exceed 180 days, is required, or for such shorter period as the managing underwriter may agree) the effective date of the registration statement relating to such registration.
Lead Investors, and PROL and Dowling Warrants
On December 22, 2011, we issued the Lead Investors, PROL and Dowling (pro rata according to the proportion that their respective contributions to our initial capitalization represent to the total share of our initial capitalization by the Lead Investors and PROL) warrants representing the right to purchase up to 4,069,768 of our common shares, exercisable at $10.00 per share (the “Warrants”). The number of our common shares that each holder of the Warrants is entitled to receive corresponds to the aggregate amount of equity we raise in certain equity issuance transactions, including our initial public offering in August 2013. After giving effect to our initial public offering, the maximum number of common shares represented by the Warrants became issuable to the Lead Investors, PROL and Dowling.
The Warrants (subject in certain cases to earlier expiration) expire on the tenth anniversary of the issuance of the Warrants. All Warrants are entitled to customary anti-dilution protections (including in respect of dividends).
Trademark License Agreements

On December 22, 2011, Third Point LLC entered into trademark license agreements (each, a “TLA”) with each of Third Point Re BDA and the Company, respectively, pursuant to which Third Point LLC licensed to each of Third Point Re BDA and the Company, on a royalty free non-exclusive basis the name “Third Point”, the trade mark “Third Point” and the “Third Point” logo (collectively, the “Licensed Marks”) to be used in connection with their respective businesses. In addition to customary termination rights for the benefit of Third Point LLC, Third Point LLC has the right to terminate each TLA upon written notice to Third Point Re or the Company, as the case may be, in the event the Investment Management Agreements are terminated. The TLA provides that, for so long as Third Point LLC acts as the investment manager for the Account, Third Point LLC may not license the Licensed Marks to any entity, the principal business of which is reinsurance, without the prior written consent of the licensee.
On February 17, 2016, Third Point Re USA entered into a Joinder Agreement with Third Point LLC, and TPRUSA to extend the rights of the TLA to each of TPRUSA and Third Point Re USA.
Closing Letter Agreement

On December 22, 2011, Third Point LLC, Kelso, Pine Brook, TP GP and the Company entered into a letter agreement (the “Closing Letter Agreement”) setting forth certain covenants of Third Point LLC and the Company and certain indemnification arrangements as further described below.

Pursuant to the Closing Letter Agreement, Third Point LLC agreed not to manage more than a specified percentage of the assets of any offshore reinsurance company (other than Third Point Re BDA), the principal business of which is property and casualty reinsurance, without the prior written consent of each of the Lead Investors (not to be unreasonably withheld), with certain exceptions for investments by any such reinsurance company of its assets in any Managed Account.
In addition, Third Point LLC agreed that it will not raise incremental capital in its existing funds or any newly-created funds or vehicles that pursue the same investment strategy as that of Third Point Re BDA, to the extent that as a result of such incremental capital, the assets of Third Point Re BDA managed by Third Point LLC will be less than a specified percentage of the aggregate assets in Third Point Re and in such previously-described funds or vehicles to be reduced, prior to a Qualified IPO (as defined therein), pro-rata if less than $1 billion of equity capital is raised in the offering.
We have agreed that, from the date of the Closing Letter Agreement and until the Investment Management Agreements are terminated, we shall cause each of our direct and indirect subsidiaries to (i) become a participant for purposes of the Investment Management Agreements or (ii) enter with Third Point LLC into an agreement similar to the Investment Management Agreements pursuant to which Third Point LLC will act as Third Point LLC in respect of a percentage of such subsidiary’s investable assets equal to the percentage of investable assets invested by Third Point Re BDA in the Accounts.
Third Point LLC also agreed that, if at the time of an initial public offering, it was acting as the investment manager for the Accounts, it would cause its hedge funds not to be available for investment during the pendency of such offering.
Indemnification Agreements

We have agreed to indemnify and hold harmless the Founders and each of their respective affiliates, and the respective shareholders, members, managers, directors, officers, partners and employees, and agents of each Founder and/or its affiliates from and against, and shall reimburse each indemnified person for, any and all losses that at any time are imposed on, incurred by, and/or asserted against such indemnified person arising out of, relating to, and/or in connection with, the Agreement Among Members, we and/or our assets, business, and/or affairs; provided that such indemnified Person will not be entitled to indemnification for any losses to the extent it is determined by a final and binding judgment of a court of competent jurisdiction that such losses arise out of such indemnified person’s fraud, gross negligence, willful misconduct or a material breach of the Closing Letter Agreement. Any indemnification pursuant to the Closing Letter Agreement will be made only out of our assets and none of our members (including the Founders) or any other indemnified person will have any personal liability on account of such indemnification.
We have entered into agreements to indemnify our directors and executive officers. These agreements provide for indemnification of our directors and executive officers to the fullest extent permitted by applicable Bermuda law against all expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by any such person in actions or proceedings, including actions by us or in our right, arising out of such person’s services as our director or executive officer, any of our subsidiaries or any other company or enterprise to which the person provided services at our Company’s request.
Third Point Loan L.L.C. and Third Point Ventures LLC

Prior to the change in the Company’s investment account structure, Third Point Loan L.L.C. (“Loan LLC”) and Third Point Ventures LLC (“Ventures LLC” and, together with Loan LLC, “Nominees”) served as nominees of the Company and other affiliated investment management clients of Third Point LLC (the “Investment Manager”) for certain investments. The Nominees appointed the Investment Manager as its true and lawful agent and attorney. As of December 31, 2018, Loan LLC held $99.3 million and Ventures LLC held $77.9 million of TP Fund.
TP Lux Holdco LP
Prior to the change in the Company’s investment account structure, the Company was a limited partner in TP Lux Holdco LP (the “Cayman HoldCo”), which was an affiliate of the Investment Manager. The Cayman HoldCo was formed as a limited partnership under the laws of the Cayman Islands and invests and held debt and equity interests in TP Lux HoldCo S.a.r.l, a Luxembourg private limited liability company (the “LuxCo”) established under the laws of the Grand-Duchy of Luxembourg, which was also an affiliate of the Investment Manager. LuxCo’s principal objective was to act as a collective investment vehicle to purchase certain European debt and equity investments. The Company invested in the Cayman HoldCo alongside other investment funds managed by the Investment Manager.
As a result of the change in the investment account structure, the Company’s investment of $0.3 million in the limited partnership was transferred to the TP Fund on September 4, 2018.
As of December 31, 2018, the estimated fair value of TP Fund’s investment in the limited partnership was $0.2 million.
Third Point Hellenic Recovery US Feeder Fund, L.P.
Prior to the change in the Company’s investment account structure, the Company was a limited partner in Third Point Hellenic Recovery US Feeder Fund, L.P. (the “Hellenic Fund”), which is an affiliate of the Investment Manager. The Hellenic Fund was formed as a limited partnership under the laws of the Cayman Islands on April 12, 2013 and invests and holds debt and equity interests in Greek Cypriot companies.
As a result of the change in the investment account structure, the Company’s investment of $4.9 million in the limited partnership was transferred to the TP Fund on September 4, 2018.
As of December 31, 2018, the estimated fair value of TP Fund’s investment in the Hellenic Fund was $9.0 million.
TP DR Holdings LLC
Prior to the change in the Company’s investment account structure in 2018, the Company held an equity and debt investment in TP DR Holdings LLC (“TP DR”), which is an affiliate of the Investment Manager. In December 2016, TP DR was formed as a limited liability company under the laws of the Cayman Islands to invest and own 100% equity interest in DCA Holdings Six Ltd. and its wholly owned subsidiary group. TP DR’s principal objective is to own, develop and manage properties in the Dominican Republic. The Company invested in TP DR alongside other investment funds managed by the Investment Manager and third-party investors.
As a result of the change in the investment account structure, the Company’s investment of $16.8 million in TP DR was transferred to the TP Fund on September 4, 2018.
The estimated fair value of TP Fund’s investment in TP DR as of December 31, 2018 was $17.1 million, corresponding to $5.3 million of equity and $11.8 million of debt.
Cloudbreak II Cayman Ltd and TP Trading II LLC
Prior to the change in the Company’s investment account structure, the Company directly held an equity interest in Cloudbreak II Cayman Ltd, Cloudbreak II US LLC (collectively, the “Cloudbreak entities”) and TP Trading II LLC which are affiliates of the Investment Manager.  The Company invested in the Cloudbreak entities and TP Trading II LLC alongside other investment funds managed by the Investment Manager. These entities’ are invested in a structure whose primary purpose is to purchase consumer loans and warrants from a marketplace lending platform.
As a result of the change in the investment account structure, $3.4 million of the Company’s asset-backed security investments and the Company’s equity investment of $4.4 million in TP Trading II LLC were transferred to the TP Fund on September 4, 2018.
As of December 31, 2018, through its investment in Cloudbreak II US LLC, TP Fund held $1.7 million of asset-backed security investments and, through its investment in TP Trading II LLC, TP Fund held a $3.4 million investment in a fund.

Ventures Entities
Prior to the change in the Company’s investment account structure, the Company held equity interests in Venture Three Holdings LLC, Venture Four Holdings LLC, Venture Five Holdings LLC and Venture Six Holdings LLC (collectively, the “Ventures entities”), which were affiliates of the Investment Manager. The Company invested in the Ventures entities alongside other investment funds managed by the Investment Manager. The primary purpose of these entities is to make investments in direct commercial real estate, real estate debt and a publicly traded telecommunications company.
As a result of the change in the investment account structure, $20.8 million of the Company’s real estate and other debt investments were transferred to the TP Fund on September 4, 2018. As of December 31, 2018, the Ventures entities held $13.8 million of TP Fund’s investments.

Cloudbreak Aggregator LP
Prior to the change in the Company’s investment account structure, the Company held equity interests in Cloudbreak Aggregator LP, which was an affiliate of the Investment Manager. The Company invested in the Cloudbreak Aggregator LP alongside other investment funds managed by the Investment Manager. The primary purpose of this entity was to invest in Far Point LLC, the sponsor of Far Point Acquisition Corporation “FPAC”.  FPAC is a NYSE listed special acquisition corporation.
As a result of the change in the investment account structure, the Company’s equity investment of $4.5 million in the Cloudbreak Aggregator LP was transferred to the TP Fund on September 4, 2018.
As of December 31, 2018, Cloudbreak Aggregator LP held $4.5 million of TP Fund’s investments in limited partnerships.
CERTAIN SUBSIDIARIES - DESIGNATED COMPANY DIRECTORS

Under our Bye-law 6.1, the Boards of Directors of any of our subsidiaries that are not a corporation organized under the laws of the U.S. or any state (or limited liability company organized under the laws of the U.S. or any state that is taxable as a corporation for United States Federal income tax purposes) or that is not treated as a pass-through vehicle or disregarded entity for United States federal income tax purposes (together, the “Designated Companies”), must consist of persons who have been elected by our shareholders as designated company directors (“Designated Company Directors”). The Board of Directors must seek authority from the Company’s shareholders for the Company’s corporate representative or proxy to vote in favor of most resolutions proposed by the Designated Company. The Board is required to cause the Company’s corporate representative or proxy to vote the Company’s shares in the Designated Company pro rata to the votes received at the general meeting of the Company, with votes for or against the directing resolution being taken, respectively, as an instruction for the Company’s corporate representative or proxy to vote the appropriate proportion of its shares for and the appropriate proportion of its shares against the resolution proposed by the Designated Company.

The persons named below have been nominated to serve as Designated Company Directors of each Designated Company specified below until the next annual general meeting of the shareholders. Unless authority to vote for a nominee is withheld, the enclosed proxy will be voted for the nominee, except that the persons designated as proxies reserve discretion to cast their votes for other persons in the unanticipated event that the nominee is unable or declines to serve.

Subsidiary	Designated Company Directors
Third Point Reinsurance Company Ltd.	Christopher S. Coleman Daniel V. Malloy Janice R. Weidenborner
Third Point Re Marketing (UK) Limited	J. Robert Bredahl Christopher S. Coleman Clare Himmer
Third Point Re (UK) Holdings Ltd.	J. Robert Bredahl Christopher S. Coleman

Clare Himmer, 48. Ms. Himmer is the Marketing Director of Third Point Re Marketing (UK) Limited and has served in this position since June 2013. Prior to joining Third Point Re Marketing (UK) Limited in June 2013 Ms. Himmer was the Senior Vice President - International Treaty Reinsurance at Allied World Assurance Company, Ltd., from 2003 to 2011. Prior to joining Allied World Assurance Company, Ltd., Ms. Himmer was Senior Underwriter, Casualty and Miscellaneous Business at Hanover Re., Head Officer, Germany: UK & Ireland Non-Marine Treaty Department from 1999 - 2003 and Underwriter, Casualty and Miscellaneous Business at Hanover Re., Head Officer, Germany: UK & Ireland Non-Marine Treaty Department from 1995 -1999. Prior to joining Hannover Re, Ms. Himmer was Assistant Underwriter and Marketing Officer at Munich Re, London, UK.
The biographical information for each of J. Robert Bredahl, Christopher S. Coleman, Daniel V. Malloy and Janice R. Weidenborner is included under the heading “Executive Officers” of this Proxy Statement.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

TO ELECT TWO CLASS III DIRECTORS TO OUR BOARD OF DIRECTORS TO HOLD OFFICE UNTIL THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD IN 2022 OR UNTIL THEIR RESPECTIVE OFFICE SHALL OTHERWISE BE VACATED PURSUANT TO OUR BYE-LAWS.
Messrs. de la Gueronniere and McConachie have been nominated for election as Class III directors to serve until the annual general meeting of shareholders to be held in 2022, or until their respective offices shall otherwise be vacated pursuant to our Bye-laws. The proxy will be voted in accordance with the directions thereon or, if no directions are indicated, the proxy will be voted for the election of the two director nominees named above. The Board has proposed and recommended that each nominee be elected to hold office as described above.

If any nominee shall, prior to the Annual General Meeting, become unavailable for election as a director the persons named in the accompanying proxy will vote in their discretion for such nominee, if any, as may be recommended by the Board, or the Board may reduce the number of directors to eliminate the vacancy.

At the Annual General Meeting two or more persons present in person throughout the meeting and representing in person or by proxy in excess of 50% of the total issued voting shares in the Company throughout the meeting shall form a quorum for the transaction of business, provided, however that no shareholder may participate in any general meeting during which that shareholder (or, if any shareholder is an entity, its representative) is physically present in the United States. If a quorum is not present, the Annual General Meeting may be adjourned from time to time until a quorum is obtained. Each director will be elected by a plurality of the votes cast in the election of directors at the Annual General Meeting, either in person or represented by properly authorized proxy. This means that the two nominees who receive the largest number of “FOR” votes cast will be elected as directors. For further information, see the answers to the questions “What is the quorum requirement for the Annual General Meeting?” and “What is the voting requirement to approve each of the proposals?”.

Nominees

The age, business experience and directorships in other companies of the two nominees for election are set forth herein under the heading “Information Regarding the Nominees for Election to the Board of Directors”.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS.

PROPOSAL NO. 2

ELECTION OF DESIGNATED COMPANY DIRECTORS OF SUBSIDIARIES
TO ELECT CERTAIN INDIVIDUALS AS DESIGNATED COMPANY DIRECTORS OF CERTAIN OF OUR NON-U.S. SUBSIDIARIES, AS REQUIRED BY OUR BYE-LAWS.
The following individuals have been nominated for election as Designated Company Directors (as defined in this Proxy Statement) of the non-U.S. Subsidiaries noted below:
Third Point Reinsurance Company Ltd.
Christopher S. Coleman, Daniel V. Malloy, and Janice R. Weidenborner
Third Point Re Marketing (UK) Limited
J. Robert Bredahl, Christopher S. Coleman and Clare Himmer
Third Point Re (UK) Holdings Ltd.
J. Robert Bredahl and Christopher S. Coleman
Each Designated Company Director will hold office for a one-year term that will expire at the annual general meeting to be held in 2020 or, alternatively, when their respective successors have been duly elected. The proxy will be voted in accordance with the directions thereon or, if no directions are indicated, the proxy will be voted for the election of the Designated Company Director nominees named above.
If any nominee shall, prior to the Annual General Meeting, become unavailable for election as a Designated Company Director, the persons named in the accompanying proxy will vote in their discretion for such nominee, if any, as may be recommended by the Board.
The presence, in person or by proxy, of the holders of 50% of the total issued voting common shares of the Company is required for a quorum for the election of the Designated Company Directors at the Annual General Meeting. If a quorum is not present, the Annual General Meeting may be adjourned from time to time until a quorum is obtained. Election of the Designated Company Directors at the Annual General Meeting will be decided by a simple-majority of votes cast.
Nominees

The age, business experience and directorships in other companies of the nominees for election as Designated Company Directors are set forth in the Proxy Statement under the heading “Certain Subsidiaries - Designated Company Directors”.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE DESIGNATED COMPANY DIRECTORS.

PROPOSAL NO. 3
APPOINTMENT OF INDEPENDENT AUDITOR
TO APPOINT ERNST & YOUNG LTD., AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS THE COMPANY’S INDEPENDENT AUDITOR TO SERVE UNTIL THE ANNUAL GENERAL MEETING TO BE HELD IN 2020, AND TO AUTHORIZE OUR BOARD OF DIRECTORS, ACTING BY THE AUDIT COMMITTEE, TO DETERMINE THE INDEPENDENT AUDITOR’S REMUNERATION.
The Board proposes and recommends that the shareholders appoint the firm of Ernst & Young Ltd., an independent registered public accounting firm, as our independent auditor to serve until the annual general meeting to be held in 2020. Ernst & Young Ltd. has served as our independent auditor from the inception of Third Point Reinsurance Ltd. in December 2011 to present. A representative of Ernst & Young Ltd. will attend the Annual General Meeting and will have an opportunity to make a statement, if he or she desires to do so, and to respond to appropriate questions. Shareholders at the Annual General Meeting will also be asked to vote to authorize our Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration.
The presence, in person or by proxy, of the holders of 50% of the total issued voting common shares of the Company is required for a quorum for the appointment of Ernst & Young Ltd. at the Annual General Meeting. If a quorum is not present, the Annual General Meeting may be adjourned from time to time until a quorum is obtained. The appointment of Ernst & Young Ltd. at the Annual General Meeting will be decided by a simple-majority of votes cast.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPOINTMENT OF ERNST & YOUNG LTD., AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS THE COMPANY’S INDEPENDENT AUDITOR TO SERVE UNTIL THE ANNUAL GENERAL MEETING TO BE HELD IN 2020, AND TO AUTHORIZE THE COMPANY’S BOARD OF DIRECTORS, ACTING BY THE AUDIT COMMITTEE, TO DETERMINE THE INDEPENDENT AUDITOR’S REMUNERATION.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual general meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of annual general meeting materials or Notice of Internet Availability of Proxy Materials to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
This year, a number of brokers with account holders who are Third Point Reinsurance Ltd. shareholders will be “householding” the Company’s proxy materials. A single set of annual general meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of annual general meeting materials, please notify your broker or Third Point Reinsurance Ltd. Direct your written request to Company Secretary, Third Point Reinsurance Ltd., Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda and your telephonic request to +1 (441) 542-3300. Shareholders who currently receive multiple copies of the annual general meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.
OTHER MATTERS

Neither the Board of Directors nor management intend to bring before the Annual General Meeting any business other than the matters referred to in the Notice of Annual General Meeting of Shareholders and this Proxy Statement. If any other business should come properly before the Annual General Meeting, or any adjournment thereof, the proxy holders will vote on such matters at their discretion.
REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS,
NOMINATION OF DIRECTORS AND OTHER BUSINESS OF SHAREHOLDERS

In order to submit shareholder proposals for the 2020 annual general meeting of shareholders for inclusion in the Company’s proxy statement pursuant to SEC Rule 14a-8, materials must be received by the Company Secretary at the Company’s principal office at that time, currently at Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda, no later than November 26, 2019.
The proposals must comply with all of the requirements of SEC Rule 14a-8. Proposals should be addressed to: Company Secretary, Third Point Reinsurance Ltd., Point House, 3 Waterloo Lane, Pembroke HM 08, Bermuda. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.
The Company’s Bye-laws establish an advance notice procedure for shareholders to make nominations of candidates for election as directors or to bring other business before an annual general meeting of shareholders. The Bye-laws provide that any shareholder wishing to nominate persons for election as directors at, or bring other business before, an annual general meeting must deliver to the Company’s Secretary a written notice of the shareholder’s intention to do so. To be timely, the shareholder’s notice must be delivered to or mailed and received by us not less than 90 days nor more than 120 days before the anniversary date of the preceding annual general meeting, except that if the annual general meeting is set for a date that is not within 30 days before or after such anniversary date, the Company must receive the notice no earlier than 120 days prior to an annual general meeting and no later than 70 days prior to the date of such annual general meeting or the tenth day following the date on which public announcement of the annual general meeting was made. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of the Company’s Bye-laws (and not pursuant to Securities Exchange Act of 1934 Rule 14a-8) must be received no earlier than January 9, 2020 and no later than February 8, 2020. All director nominations and shareholder proposals must comply with the requirements of the Company’s Bye-laws, a copy of which can be obtained at no cost from the Company Secretary.

Other than the three proposals described in this Proxy Statement, the Company does not expect any matters to be presented for a vote at the Annual General Meeting. If you grant a proxy, the persons named as proxy holders on the Proxy Card will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual General Meeting. If for any unforeseen reason, any one or more of the Company’s nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.
The Chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person(s) not made in compliance with the foregoing procedures.

THIRD POINT RE

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically or by phone must be received by 5:00 p.m., Atlantic Daylight Time, on May 7, 2019.

Online
Go to **www.envisionreports.com/TPRE** or scan the QR code — login details are located in the shaded bar below.

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Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada.

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

2019 Annual General Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR the nominees listed and FOR Proposals 2 and 3.

	For	Withhold
01 - Rafe de la Gueronniere (Class III)	☐	☐
02 - Neil McConachie (Class III)	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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2019 Annual General Meeting Admission Ticket

Upon arrival, please present this admission ticket and photo identification at the registration desk.

Important notice regarding the Internet availability of proxy materials for the Annual General Meeting of Shareholders.
The material is available at: www.envisionreports.com/TPRE.

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Third Point Reinsurance Ltd.

Notice of 2019 Annual General Meeting of Shareholders

Executive Boardroom, "The WaterFront Residence", 11 Waterloo Lane, Pembroke HM 08, Bermuda
Proxy Solicited by Board of Directors for Annual General Meeting - May 8, 2019

Joshua L. Targoff, J. Robert Bredahl or Janice R. Weidenborner, or any of them, each with the power of substitution (the "Proxies"), are hereby authorized to represent and vote the shares of the undersigned, as designated on the reverse side, with all the powers which the undersigned would possess if personally present at the Annual General Meeting of Shareholders of Third Point Reinsurance Ltd. to be held on May 8, 2019, at the Executive Boardroom, "The WaterFront Residence", 11 Waterloo Lane, Pembroke HM 08, Bermuda at 10:00 a.m. Atlantic Daylight Time, and at any adjournments or postponements thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the nominees and FOR Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual General Meeting. ☐